INTRUST Funds Trust
Annual Report
For the Period Ended October 31, 1997




Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund
AMR Investment Services International Equity Portfolio












--------------------------------------------------------------------------------
Important Customer Information. Investment Products:
 .  Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
 .  Are not insured by the FDIC, and
 .  Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

 This material must be accompanied or preceded by a prospectus.

 INTRUST Funds Trust is distributed by BISYS Fund Services

                          INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
  The INTRUST Funds Trust:


We have audited the accompanying statements of assets and liabilities of INTRUST Funds Trust-Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (formerly the SEI Kansas Tax Exempt Trust - Kansas Tax Free Income Portfolio) (the Trust), including the schedules of portfolio investments, as of October 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Kansas Tax-Exempt Bond Fund, the accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for the four years ended August 31, 1996, were audited by other auditors whose report thereon dated October 11, 1996 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1997 by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of INTRUST Funds Trust at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with generally accepted accounting principles.



                                         KPMG Peat Marwick LLP

Columbus, Ohio
December 19, 1997

--------------------------------------------------------------------------------
INTRUST Family of Mutual Funds - October 31, 1997


To Our Shareholders:

         We are pleased to present this annual report, the first such report to encompass our fully diversified family of six mutual funds. With asset allocation becoming an increasingly important investment tool, our shareholders can now invest in nearly every asset class in the market - from domestic and international stock funds; to intermediate, short-term and tax-exempt bond funds; to a highly liquid money market fund. We are gratified by your response to our new offerings, as net assets under management have grown to $379 million during the last 10 months.

         Quite honestly, this has been a marvelous time to expand our fund family. Despite some dramatic, short-term volatility, the stock and bond markets both rewarded most investors with returns that were generous by historical standards. Building upon stellar performances in 1995 and 1996, stocks continued their strong, upward surge for the period ended October 31, 1997. And bonds, while unable to match the powerful performance of equities, provided fixed-income investors with "real returns" (total returns minus inflation) that most shareholders would find satisfactory.

         Still, as I mentioned above, these excellent results were not achieved without some sharp declines along the way. Reacting adversely to the Federal Reserve's decision to raise short-term interest rates in late March, stock and bond prices plunged in breathtaking fashion. (The Dow Jones Industrial Average, for example, rapidly lost nearly 10 percent of its value, while the NASDAQ dropped even further.) However, the major market indices quickly regained their equilibrium and streaked higher to new levels; the Dow, for example, climbed to a record high of 8259 on August 6, 1997.

         However, barely 11 weeks later, the Dow suffered its largest, single-day point loss in history, plummeting 554 points on October 27, 1997. Some investors may have wondered, was this the end of the bull market? Not yet, for as I write this letter at the end of the third week of November, the market has recaptured all the ground it lost on October 27, 1997, and then some.

         At the same time, interest rates - which certainly influence stock prices, but have an especially strong impact on bonds - fluctuated sharply during the year, driving fixed-income securities both sharply higher and lower. But when the dust cleared at the end of our fiscal year, long-term interest rates were lower than they had been 12 months earlier, which was reflected in generally higher bond prices.

         What lessons can be learned from the turmoil of the last year? First, that prudent investing is best viewed as a long-term enterprise. Stocks and bonds certainly have down periods, but historically, investors who have approached the markets with patience and conviction have been rewarded handsomely over long periods of time.*

         And second, we are convinced that a more diversified portfolio can not only provide the potential for positive, long-term returns, but can also help smooth out an investor's ride along the way. For that reason, we have put together what we feel is a stellar lineup of fund offerings, all run by investment managers with solid, long-term track records.

         As always, we remain committed to serving your investment needs in every way we can, providing the services of the best fund managers we can find, and maintaining open lines of communication. We thank you for helping us achieve an outstanding 10 months at INTRUST, and we look forward to serving you in the years to come.


         Sincerely,


         John Maurer, Jr.                            David Bunstine
         Senior Vice President &                     President
         Chief Investment Officer                    INTRUST Funds Trust
         INTRUST Bank N.A.


INTRUST Bank provides investment advisory and other services to the Funds and receives a fee for those services. This material is authorized for distribution only when preceded or accompanied by a prospectus. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the Chief Investment Officer through the end of the period covered by the report as stated on the cover. The Chief Investment Officer's views are subject to change based on market and other conditions.

* Past performance is no guarantee of future results.

INTRUST Funds Trust Money Market Fund

The INTRUST Funds Trust Money Market Fund is managed by Fritz Curtis of AMR Investment Services, Inc., subadvisor to the Fund. Mr. Curtis has more than six years experience as an investment portfolio manager, and holds a B.B.A. in Finance and Information Systems from Baylor University and an M.B.A. in International Management from the University of Dallas.

          Objectives. The Fund seeks to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/
          Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, medium-term notes, variable-rate securities. Generally, the variable-rate securities are indexed to Libor or Fed funds, have final maturities of 397 days or less, and reset quarterly.
          Performance. As of October 31, 1997, the Fund's 7-Day SEC yield was 4.87%. The average maturity of the Fund's holdings was 38 days./2/ The Fund's inception date was January 23, 1997. For the period from inception the Fund produced a total return 3.86%.
          Our process is a top-down approach whereby we analyze macro economic data to monitor economic momentum, inflation and monetary policy. Based upon these factors the portfolio's composition and weighted average maturity is constructed. In 1997, the portfolio was overweighted in one year variable-rate securities and maintained a relatively neutral weighted average maturity. This strategy performed well in a year of relatively stable monetary policy, economic expansion and low inflation.









/1/ There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund in not insured by the FDIC or any other agency. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, INTRUST Bank or its affiliates.
/2/ The composition of the Fund's holdings is subject to change
/3/ For the period ended October 31, 1997. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust Money Market Fund commenced operations on January 23, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

INTRUST Funds Trust Short-Term Bond Fund


The INTRUST Funds Trust Short-Term Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than nine years of investment management experience. Mr. Merriam received a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota, and has more than 14 years of investment management experience.

         Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and safety of principal, by investing in investment-grade, short-term securities.
         Strategy. We do not speculate on the direction of interest rates. Instead, we practice fundamental security analysis to find the most attractively priced, short-term securities available, and we invest across all sectors of the fixed-income market. We utilize a rigorous cash flow valuation process and pay strict attention to the timely execution of trades.
         As of October 31, 1997, the portfolio was invested in the following sectors: mortgage-backed securities 24.8%(of total investments), corporate bonds 19.1%, agencies 21.6%, asset-backed securities 16.5%, adjustable-rate mortgages 3.3%, taxable municipals 4.8%, U.S. Treasuries 6.0%, and pass-through mortgage securities 3.9%. These securities maintained an average credit quality of Aa1/AA+, with an average maturity of 3.0 years.*
         Performance. The Fund's inception date was January 21, 1997. For the period from inception through October 31, 1997, the Fund produced a total return of 5.13%./1/ In comparison, the Lehman Brothers 1-3 Year Bond Index (the portfolio "benchmark") rose 5.46%./2/
         Short-term debt instruments, such as the ones held by the Fund, are not as sensitive to interest-rate fluctuations as are longer-term bonds. However, the direction and magnitude of interest-rate moves affect all fixed-income securities, and the funds that buy them. As a result, we believe the Fund should benefit modestly if, as we expect, interest rates gradually decline over the next six to 12 months.

                             SHORT-TERM BOND FUND
                       AGGREGATE ANNUAL TOTAL RETURN/3/

                                                 01/21/97      04/30/97     10/31/97
                                                 --------      --------     --------
Short-Term Bond Fund                              10,000        10,102       10,513          Total Return
                                                 -----------------------------------         ------------
Lehman Brothers 1-3 Year Government Index         10,000        10,125       10,546                 5.46%
                                                 -----------------------------------         ------------


   Aggregate Total Return as of 10/31/97
        Short-Term Bond Fund
Inception Date           01/21/97
Since Inception            5.13%



*   The composition of the Fund's holdings is subject to change.
/1/ For the period ended October 31, 1997. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust Short-Term Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/2/ The Lehman Brothers 1-3 Year Government Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust Intermediate Bond Fund

The INTRUST Funds Trust Intermediate Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than nine years of investment management experience. Mr. Merriam holds a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota, and has more than 14 years of investment management experience.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

     Strategy. We do not attempt to "time" the direction of interest rates. Instead, we practice fundamental security analysis to find the most attractively priced securities available, and we invest across all sectors of the fixed-income market. We utilize a rigorous cash flow valuation process and pay strict attention to the timely execution of trades.

     As of October 31, 1997, the portfolio was invested in the following sectors: corporate bonds 41.8%(of total investments), mortgage-backed securities 21.1%, asset-backed securities 17.3%, U.S. Treasuries 5.5%, adjustable-rate mortgages 2.9%, agencies 8.6% and cash equivalents 3.3%. These securities maintained an average credit quality of AA2/AA, with an average maturity of 5.2 years.*

     Performance. The Fund's inception date was January 21, 1997. For the period from inception through October 31, 1997, the Fund produced a total return of 6.77%./1/ In comparison, the Lehman Brothers Intermediate Government/Corporate Index (the portfolio "benchmark") rose 6.81%./2/

     Although we do not base investment decisions on interest-rate speculation, the performance of the Fund is affected by the direction and magnitude of interest-rate moves. Looking forward, we expect rates to gradually decline over the next six to 12 months, which has the potential to boost the Fund's total return.

                            INTERMEDIATE BOND FUND
                        AGGREGATE ANNUAL TOTAL RETURN/3/

                             [GRAPH APPEARS HERE]

                                  01/21/97   04/30/97   10/31/97  Total Return
                                  --------   --------   --------  ------------
Intermediate Bond Fund             10,000     10,061     10,677
Lehman Brothers Intermediate
  Government/Corporate Index       10,000     10,108     10,681       6.81%

                                     Aggregate Total Return as of 10/31/97
                                            Intermediate Bond Fund
                                            ----------------------
Inception Date                                      01/21/97
Since Inception                                       6.77%


 *  The composition of the Fund's holdings is subject to change.
/1/ For the period ended October 31, 1997. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/2/ The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust Stock Fund

The INTRUST Funds Trust Stock Fund is managed by a team of six portfolio managers from Ark Asset Management, subadvisor to the Fund. The team is headed by Charles Hetzel, who has 32 years of experience working with Ark's Large Cap Value investment approach. Mr. Hetzel holds a B.S. in economics from the University of Utah and an M.B.A. from the Columbia Graduate School of Business Administration.

     Objectives. Our goal is to outperform the S&P 500 index over a full market cycle, with particular emphasis on reducing losses during phases.

     Strategy. Our approach is driven by a careful analysis and prudent selection of individual stocks. Ark Asset Management's philosophy is to invest in large capitalization issues that sell at reasonable prices relative to their future earnings. We believe that this will permit us to participate in up markets and that our valuation discipline (high price/earnings multiples are generally avoided) will help cushion our portfolios in down markets.

     Our sell discipline is an important part of our investment process. Each security purchased has a carefully established, closely-monitored upside price objective and downside review point. When a security reaches either point, it is generally sold. This has the potential to help preserve profits and reduce losses.

     As of October 31, 1997, 95.1% of total investments were invested in stocks, with 4.9% in cash or cash equivalents.*

     Performance. The Fund's inception date was January 21, 1997. For the period from inception through October 31, 1997, the Fund produced a total return of 13.10%./1/ In comparison, the S&P 500 Index (the portfolio "benchmark") rose 18.52%./2/

     The Fund trailed its benchmark primarily because the market was driven by the type of highly valued growth stocks that generally do not fit our value criteria. Also, our sell discipline prompted us to reduce our holdings in highly appreciated financial stocks, which continued to rise after we sold them.

     Looking ahead, we believe it will be difficult for the stock market to emulate its last three years, during which equities produced annualized returns of nearly 30%. We expect the market's performance to be more subdued, perhaps returning to the historical annualized averages and with a greater degree of volatility.

                                  STOCK FUND
                        AGGREGATE ANNUAL TOTAL RETURN/3/

                             [GRAPH APPEARS HERE]

                               01/21/97    04/30/97    10/31/97    Total Return
                               --------    --------    --------    ------------
Stock Fund                      10,000       9,950      11,130
S&P 500 Index                   10,000      10,291      11,852         18.52%

                                     Aggregate Total Return as of 10/31/97
                                                   Stock Fund
                                                   ----------
Inception Date                                      01/21/97
Since Inception                                      13.10%

 * The composition of the Fund's holdings is subject to change.
/1/ For the period ended October 31, 1997. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/2/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust International Multi-Manager Stock Fund/1/


The INTRUST Funds Trust International Multi-Manager Stock Fund (the "Fund") seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio (the "Portfolio"), which is managed by AMR Investment Services, Inc. ("AMR"), a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to three subadvisors: Templeton Investment Counsel Inc., Morgan Stanley Asset Management Inc., and Hotchkis and Wiley.

         Objectives. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.
         Strategy. All three portfolio subadvisors employ a value style of investing, with some distinct differences. Templeton combines value screens and research sources with intensive fundamental analysis; Morgan Stanley emphasizes low price-to-cash flow and price-to-book ratios; while Hotchkis and Wiley focuses on earnings and dividend yields. The managers all perform quantitative screening, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of a companies' products, services and management.
         As of October 31, 1997, the Portfolio was invested as follows (approximately): Europe 63.6% (of total investments), Asia 21.5%, Canada/Mexico 3.0%, cash and other assets 11.9%.*
         Performance. The Fund's inception date was January 20, 1997. For the period from inception through October 31, 1997, the Fund produced a total return of 9.70%./2/ In comparison, the Morgan Stanley Europe, Australia and Far East
(EAFE) Index (the portfolio "benchmark") rose 5.85% from 1/31/97 to 10/31/97 (the chart below shows performance of the Fund versus the EAFE Index from January 31, 1997 through October 31, 1997)./3/
         Fund performance was strong relative to the benchmark because our bottom-up approach led us to be overweighted in Europe (a strong performer) and underweighted in Japan (a weak region). As often is the case with our investment style, country and regional weightings - which proved to be positive for the Fund - were the direct result of individual stock selection.


                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                         AGGREGATE ANNUAL TOTAL RETURN


                                      01/31/97   04/30/97   10/31/97
                                    --------------------------------
International Stock Fund                 9,890     10,120     10,970              Total Return
                                    --------------------------------              -------------
Morgan Stanley Europe, Australasia      10,000     10,263     10,585                     5.85%
and Far East Index (EAFA)           --------------------------------              -------------





    Aggregate Total Return as of 10/31/97
         International Stock Fund


Inception Date                01/20/97
Since Inception                9.70%

From 1/31/97 to 10/31/97      10.92%


*  The composition of the Fund's holdings is subject to change.
/1/International investing involves increased risk and volatility.
/2/For the period ended October 31, 1997. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The INTRUST Funds Trust International Multi-Manager Stock Fund commenced operations on January 20, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/The Morgan Stanley Europe,Australia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust Kansas Tax-Exempt Bond Fund

The INTRUST Kansas Tax-Exempt Bond Fund is managed by Michael Colgan, who has 13 years experience as an investment portfolio manager. Mr. Colgan holds a bachelor's degree in Business Administration (with an emphasis in Finance) from the University of Kansas.The INTRUST Kansas Tax-Exempt Bond Fund is managed by Michael Colgan, who has 13 years experience as an investment portfolio manager. Mr. Colgan holds a bachelor's degree in Business Administration (with an emphasis in Finance) from the University of Kansas.

         Objectives. We seek to preserve capital while producing the highest-available income that is free from both federal and Kansas state income taxes. More than 99% of the income produced by our portfolio also is exempt from the alternative minimum tax (AMT).
         Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in high-quality debt obligations issued in Puerto Rico or Guam - which, as territories of the United States, can sell bonds that also are exempt from federal and state income taxes. We keep the portfolio's average maturity between seven and 12 years; we are permitted to lower the average maturity to less than seven years if we anticipate a volatile interest-rate environment.
         As of October 31, 1997, 95.2% (of total investments) was comprised of Kansas bonds with 3.5% and 0.6% invested in debt obligations from Puerto Rico and Guam, respectively and 0.7% in cash equivalents. The securities within the Fund maintained an average credit quality of AA, with an average maturity of
10.23 years.*
         Performance. From the period September 1, 1997 through October 31, 1997, the Fund produced a total return of 1.51%./1/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the portfolio "benchmark") rose 1.69%./2/ The long-term performance of the Fund is shown below, from December 31, 1990, through October 31, 1997 versus the Lehman Brothers 7 year General Obligation Index. The Funds inception date is December 10, 1997.
         During the last year, we steadily extended the Fund's average maturity, to take advantage of what we felt would be stable or decreasing interest rates; in the last two months alone, the average maturity widened by nearly a full year. Our approach was rewarded, as, on a point-to-point basis from October 31, 1996 to October 31, 1997, interest rates declined and the value of the bonds in our portfolio grew accordingly.
         Looking ahead to the next six to 12 months, we believe interest rates will remain in a narrow trading range - with a good possibility of a breakout to lower rates, which would be a positive development for the Fund.

                          KANSAS TAX-EXEMPT BOND FUND
                        AVERAGE ANNUAL TOTAL RETURN/1/

                                                                                                                    Return from
                                                                                                                     8/31/97 to
                                     12/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96  10/31/97  10/31/97
Kansas Tax-Exempt Bond Fund             9,970    10,671    11,497    12,879    12,687    14,052    14,691    15,723    1.69%
Lehman Brothers 7-Year General
  Obligation Index                     10,000    10,896    11,764    13,162    12,896    14,534    15,224    16,380

Average Annual Total Return as of 10/31/97
      Kansas Tax-Exempt Bond Fund
Inception Date                 12/10/90
Since Inception                 6.78%
1 Year                          7.02%
3 Year                          7.41%
5 Year                          6.46%

From 12/31/90 to                6.83%
10/31/97

--------
*   The composition of the Fund's holdings is subject to change.
/1/ For the period ended October 31, 1997. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio or (the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to the Fund's commencement of operations. The performance also reflects reinvestment of all dividends and capital-gains distributions.
/2/ The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

THE INTRUST FUNDS TRUST
Statements of Assets and Liabilities
October 31, 1997

================================================================================

                                                   Money      Short-Term   Intermediate                International    Kansas
                                                  Market         Bond          Bond          Stock     Multi-Manager   Tax-Exempt
                                                   Fund          Fund          Fund          Fund       Stock Fund     Bond Fund
                                               ------------  ------------  ------------  ------------  -------------  -------------
ASSETS:
Investments, at value (cost $55,319,083;
  $52,002,380; $45,590,839; $78,295,525;
  $101,552,518, respectively)                  $ 55,319,083  $ 52,461,717  $ 46,604,922  $ 80,161,921  $       ---    $ 104,527,537
Investment in International Equity Portfolio,
  at value (cost $40,258,232)                         ---           ---           ---           ---       41,164,744          ---
Repurchase agreements, at cost
                                               ------------  ------------  ------------  ------------  -------------  -------------
Total                                            55,319,083    52,461,717    46,604,922    80,161,921     41,164,744    104,527,537

Interest and dividends receivable                   406,186       527,346       583,903       105,737            ---      1,540,295
Receivable for investments sold                       ---       2,059,766     2,093,433     1,171,254            ---          ---
Receivable for capital shares issued                  ---           ---           ---           ---              747          ---
Receivable from adviser                               ---           ---           ---           ---              ---          ---
Unamortized organization costs                       91,115        20,275        19,012        20,932         11,110          ---
Prepaid expenses and other assets                     3,780         1,665         2,626         1,596            775          9,797
                                               ------------  ------------  ------------  ------------  -------------  -------------
Total Assets                                     55,820,164    55,070,769    49,303,896    81,461,440     41,177,376    106,077,629
                                               ------------  ------------  ------------  ------------  -------------  -------------
LIABILITIES:
Cash overdraft                                        ---       1,051,021         ---           ---            ---            ---
Dividends payable                                   209,180       258,738       220,552         ---            ---          445,238
Payable for investments purchased                     ---       1,025,322     2,542,178     1,508,223          ---        1,993,285
Payable for capital shares redeemed                   ---           ---           ---           ---            ---            ---
Net variation margin on futures contracts             ---           ---           ---           ---            ---            ---
Accrued expenses and other payables:
     Investment advisory fees                         4,311         8,984        11,073        60,547         12,192          ---
     Sub Investment advisory fees
     Administration fees                                896           906           753         1,317            492          ---
     Custodian                                        1,073         1,454         1,343         2,203          ---            ---
     12b-1 fees                                       ---           ---           ---           ---            ---            ---
     Shareholder servicing fees                         367         3,227         2,518         5,025          2,486          ---
     Registration & filing fees                      18,189        19,686        18,570        25,448         12,421          2,986
     Legal & audit fees                              17,448        16,669         9,191        20,707         12,710         14,643
     Other                                            2,911         2,474         5,834         3,535          1,892          5,617
                                               ------------  ------------  ------------  ------------  -------------  -------------
Total Liabilities                                   254,375     2,388,481     2,812,012     1,627,005         42,193      2,461,769
                                               ------------  ------------  ------------  ------------  -------------  -------------
NET ASSETS:
Capital                                          55,553,169    52,259,859    45,590,860    73,869,705     39,447,420    100,308,703
Undistributed net investment income                  12,264         6,163         5,167       276,215        445,815          ---
Accumulated undistributed net realized gains
  (losses) from investment transactions                 356       (43,071)     (118,226)    3,822,119        335,436        332,138
Net unrealized appreciation (depreciation)
  from investments                                    ---         459,337     1,014,083     1,866,396        906,512      2,975,019
                                               ------------  ------------  ------------  ------------  -------------  -------------
Net Assets                                     $ 55,565,789  $ 52,682,288  $ 46,491,884  $ 79,834,435  $  41,135,183  $ 103,615,860
                                               ============  ============  ============  ============  =============  =============
Outstanding Units of Beneficial Interest
  (Shares):                                      55,565,433     5,225,395     4,554,183     7,060,360      3,749,622      9,656,896
                                               ============  ============  ============  ============  =============  =============
Net Asset Value:
     Institutional Service Shares
       Offering and redemption price per share $       1.00  $      10.08  $      10.21  $      11.31  $       10.97  $       10.73
                                               ============  ============  ============  ============  =============  =============


See notes to financial statements.

THE INTRUST FUNDS TRUST
Statements of Operations
For the periods ended October 31, 1997

================================================================================

                                                 Money      Short-Term   Intermediate               International      Kansas
                                                Market         Bond          Bond         Stock     Multi-Manager    Tax-Exempt
                                               Fund (a)      Fund (b)      Fund (b)      Fund (b)   Stock Fund (c)  Bond Fund (d)
                                            -------------  ------------  ------------  -----------  --------------  -------------
INVESTMENT INCOME:
Interest income                             $   2,721,575  $  1,971,736  $  1,770,827  $    12,295  $        ---    $     895,031
Dividend income                                     ---          55,227        56,900      857,037           ---            4,627
Income from securities lending                      ---           ---           ---          ---             ---            ---

INVESTMENT INCOME ALLOCATED FROM
INTERNATIONAL EQUITY PORTFOLIO:
Interest income                                     ---           ---           ---          ---           128,331          ---
Dividend income                                     ---           ---           ---          ---           599,127          ---
Income from securities lending                      ---           ---           ---          ---             3,000          ---
Expenses                                            ---           ---           ---          ---          (124,445)         ---
                                            -------------  ------------  ------------  -----------  --------------  -------------
     Total Income                               2,721,575     2,026,963     1,827,727      869,332         606,013        899,658
                                            -------------  ------------  ------------  -----------  --------------  -------------
EXPENSES:
Investment advisory fees                          120,772       129,156       108,244      423,540          87,171         50,811
Administration fees                                96,617        64,579        54,123       84,709          32,690         33,874
12b-1 fees                                        120,770        80,723        67,653      105,886          54,482          ---
Shareholder servicing fees                         35,565        25,276        21,112       33,341          17,134         13,550
Custodian and accounting fees                      33,937        34,470        33,702       35,360          23,303         20,878
Legal and audit fees                               53,865        30,334        19,627       35,072          19,511         14,950
Organization costs                                 12,084         3,532         3,292        3,568           2,296          ---
Trustees' fees and expenses                         9,807         3,848         4,842        4,418           2,486            111
Transfer agent fees                                 3,933         2,666         2,630        2,990           2,429          2,371
Registration and filing fees                       20,577        20,546        19,403       26,337          13,088          1,198
Printing costs                                     16,943         5,548         8,050        6,644           3,537          1,294
Other                                              11,295         2,833         2,756        2,935           1,651             36
                                            -------------  ------------  ------------  -----------  --------------  -------------
Total expenses before
    waivers/reimbursements                        536,165       403,511       345,434      764,800         259,778        139,073
Less waivers/reimbursements                      (193,233)     (151,370)     (100,365)    (163,887)        (73,122)      (103,383)
                                            -------------  ------------  ------------  -----------  --------------  -------------
     Net Expenses                                 342,932       252,141       245,069      600,913         186,656         35,690
                                            -------------  ------------  ------------  -----------  --------------  -------------
Net Investment Income                           2,378,643     1,774,822     1,582,658      268,419         419,357        863,968
                                            -------------  ------------  ------------  -----------  --------------  -------------
REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS:
Net realized gains (losses) from investment
    transactions                                      356       (43,673)     (119,472)   3,822,119         832,732        192,740
Net change in unrealized appreciation
    (depreciation) from investments                 ---         459,337     1,014,083    1,866,396         906,512        511,072
                                            -------------  ------------  ------------  -----------  --------------  -------------
Net realized/unrealized gains (losses)
    from investments                                  356       415,664       894,611    5,688,515       1,739,244        703,812
                                            -------------  ------------  ------------  -----------  --------------  -------------
Change in net assets
    resulting from operations               $   2,378,999  $  2,190,486  $  2,477,269  $ 5,956,934  $    2,158,601  $   1,567,780
                                            =============  ============  ============  ===========  ==============  =============


(a) The Fund commenced operations on January 23, 1997.
(b) The Fund commenced operations on January 21, 1997.
(c) The Fund commenced operations on January 20, 1997.
(d) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end to October 31, 1997.


See notes to financial statements.

THE INTRUST FUNDS TRUST
Statements of Changes in Net Assets
================================================================================


                                                                   Money
                                                                   Market         Short-Term       Intermediate
                                                                    Fund           Bond Fund        Bond Fund
                                                               --------------   ---------------  ---------------
                                                                 January 23,      January 21,      January 21,
                                                                   1997 to          1997 to          1997 to
                                                                 October 31,      October 31,      October 31,
                                                                   1997 (a)         1997 (a)         1997 (a)
                                                               --------------   ---------------  ---------------
From Investment Activities:
Operations:
    Net investment income                                      $    2,378,643   $     1,774,822  $     1,582,658
    Net realized gains (losses)
       from investment transactions                                       356           (43,673)        (119,472)
    Net change in unrealized appreciation (depreciation)
       from investments                                                   ---           459,337        1,014,083
                                                               --------------   ---------------  ---------------
Change in net assets resulting from operations                      2,378,999         2,190,486        2,477,269
                                                               --------------   ---------------  ---------------
Distributions to shareholders:
    From net investment income                                     (2,378,643)       (1,774,822)      (1,582,658)
    In excess of net investment income                                    ---               ---              ---
    From net realized gains from investment transactions                  ---               ---              ---
    In excess of net realized gains from investment
       transactions                                                       ---               ---              ---
Distributions to Premium Class shareholders:
    From net investment income                                            ---               ---              ---
    In excess of net investment income                                    ---               ---              ---
    From net realized gains from investment transactions                  ---               ---              ---
    In excess of net realized gains from investment
       transactions                                                       ---               ---              ---
                                                               --------------   ---------------  ---------------
Change in net assets from shareholder distributions                (2,378,643)       (1,774,822)      (1,582,658)
                                                               --------------   ---------------  ---------------
Capital Transactions:
    Proceeds from shares issued                                   288,738,958        59,937,947       48,871,160
    Dividends reinvested                                                3,437           271,696          183,598
    Cost of shares redeemed                                      (233,176,962)       (7,943,019)      (3,457,485)
                                                               --------------   ---------------  ---------------
Change in net assets from share transactions                       55,565,433        52,266,624       45,597,273
                                                               --------------   ---------------  ---------------
Change in net assets                                               55,565,789        52,682,288       46,491,884

Net Assets:
    Beginning of period                                                   ---               ---              ---
                                                               --------------   ---------------  ---------------
    End of period                                              $   55,565,789   $    52,682,288  $    46,491,884
                                                               ==============   ===============  ===============

Share Transactions:
    Issued                                                        288,738,958         5,989,140        4,881,163
    Reinvested                                                          3,437            27,099           18,288
    Redeemed                                                     (233,176,962)         (790,844)        (345,268)
                                                               ==============   ===============  ===============
Change in shares                                                   55,565,433         5,225,395        4,554,183
                                                               ==============   ===============  ===============
Undistributed net investment
  income included in net assets:
    End of period                                              $          ---   $           ---  $           ---
                                                               ==============   ===============  ===============

(a) Period from commencement of operations

See notes to financial statements.

THE INTRUST FUNDS TRUST
Statements of Changes in Net Assets
===============================================================================

                                                                             International
                                                               Stock         Multi-Manager
                                                                Fund           Stock Fund         Kansas Tax-Exempt Bond Fund
                                                           --------------    --------------  --------------------------------------
                                                            January 21,       January 20,    September 1,      Year         Year
                                                              1997 to           1997 to         1997 to       ended         ended
                                                            October 31,       October 31,     October 31,   August 31,   August 31,
                                                              1997 (a)          1997 (a)        1997(b)      1997(c)       1996(c)
                                                           --------------    --------------  ------------ ------------- ------------
From Investment Activities:
Operations:
   Net investment income                                   $     268,419     $     419,357  $    863,968  $  4,186,899  $ 3,578,839
   Net realized gains (losses)
       from investment transactions                            3,822,119           832,732       192,740       142,735      131,814
   Net change in unrealized appreciation
        (depreciation) from investments                        1,866,396           906,512       511,072     1,312,942     (902,765)
                                                           --------------    -------------- ------------- ------------- ------------
Change in net assets resulting from operations                 5,956,934         2,158,601     1,567,780     5,642,576    2,807,888
                                                           --------------    -------------- ------------- ------------- ------------
Distributions to shareholders:
   From net investment income                                  ---               ---            (863,968)   (4,508,562)  (3,543,885)

In excess of net investment income
From net realized gains from investment transactions
In excess of net realized gains from investment
  transactions
Distributions to Premium Class shareholders:
   From net investment income
                                                           --------------    -------------- ------------- ------------- ------------
In excess of net investment income
From net realized gains from investment transactions
In excess of net realized gains from investment
  transactions
                                                           --------------    -------------- ------------- ------------- ------------
Change in net assets from shareholder distributions            ---               ---            (863,968)   (4,508,562)  (3,543,885)
                                                           --------------    -------------- ------------- -------------  -----------
Capital Transactions:
   Proceeds from shares issued                                82,543,202        41,627,048     7,791,225    31,077,025   18,206,336
   Dividends reinvested                                        ---               ---              10,885         1,369            -
   Cost of shares redeemed                                    (8,665,701)       (2,650,466)   (1,669,969)   (7,497,873) (11,238,647)
                                                           --------------    -------------- ------------- ------------- ------------
Change in net assets from share transactions                  73,877,501        38,976,582     6,132,141    23,580,521    6,967,689
                                                           --------------    -------------- ------------- ------------- ------------
Change in net assets                                          79,834,435        41,135,183     6,835,953    24,714,535    6,231,692
                                                           --------------    -------------- ------------- ------------- ------------
Net Assets:
   Beginning of period                                         ---               ---          96,779,907    72,065,372   65,833,680
                                                           --------------    -------------- ------------- ------------- ------------
   End of period                                           $  79,834,435     $  41,135,183  $103,615,860  $ 96,779,907  $72,065,372
                                                           ==============    ============== ============= ============= ============

Share Transactions:
   Issued                                                      7,832,137         3,991,244       729,086     2,933,096    1,718,864
   Reinvested                                                  ---               ---               1,018           129            -
   Redeemed                                                     (771,777)         (241,622)     (156,177)     (707,944)  (1,056,863)
                                                           ==============    ============== ============= ============= ============
Change in shares                                               7,060,360         3,749,622       573,927     2,225,281      662,001
                                                           ==============    ============== ============= ============= ============
Undistributed net investment income included in
 net assets:
   End of period                                           $     268,419     $     419,357  $    ---      $    ---      $   321,663
                                                           ==============    ============== ============= ============= ============

(a)  Period from commencement of operations
(b) For the period from September 1, 1997 through October 31, 1997. The fund changed its fiscal year end from August to October.
(c) Formerly the Kansas Tax Free Income Portfolio of the SEI Tax-Exempt Trust. See Note 1 for further information.


See notes to financial statements.

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
MONEY MARKET FUND
Schedule of Portfolio Investments
October 31, 1997

                                                                                                     Principal           Amortized
                                                                                                       Amount               Cost
                                                                                                       ------               ----
BANK NOTE (5.4%)
Banking (5.4%)
     Comerica Bank, Detroit, 5.58%*, 9/11/98                                                   $     3,000,000      $     2,998,359
                                                                                                                          ---------
  Total Bank Note (Cost $2,998,359)                                                                                       2,998,359
                                                                                                                          ---------
BANKERS ACCEPTANCE (4.4%)
     Bank of Tokyo Mitsubishi Ltd., New York, 5.68%, 02/05/98                                        2,500,000            2,462,733
                                                                                                                          ---------
  Total Bankers Acceptance (Cost $2,462,733)                                                                              2,462,733
                                                                                                                          ---------
CERTIFICATES OF DEPOSIT (43.8%)
Domestic (21.2%)
     Banco Popular, 5.68%*, 6/15/98                                                                  3,000,000            3,000,000
     Corestates Bank, N.A., 5.66%*, 4/9/98                                                           3,000,000            3,000,000
     Mellon Bank, N.A., Pittsburgh, 5.66%*, 6/16/98                                                  3,000,000            3,000,000
     US National Bank, Oregon, 5.59%*, 6/22/98                                                       2,800,000            2,799,036
                                                                                                                          ---------
                                                                                                                         11,799,036
                                                                                                                         ----------
Yankee Certificate of Deposit (22.6%)
     Banca CRT, SpA, 5.72%*, 2/20/98                                                                 3,000,000            3,000,000
     Christiania, 5.66%*, 6/29/98                                                                    3,000,000            3,000,000
     Instituto Bancario San Paolo, SpA, 5.66%*, 5/22/98                                              3,000,000            3,000,000
     Postipankki, 5.68%*, 6/5/98                                                                     3,500,000            3,500,000
                                                                                                                          ---------
                                                                                                                         12,500,000
                                                                                                                         ----------
  Total Certificates of Deposit (Cost $24,299,036)                                                                       24,299,036
                                                                                                                         ----------
MEDIUM TERM/SENIOR NOTES (37.4%)
Banking (5.4%)
     Fleet Financial Group, Inc., 5.85%*, 2/13/98                                                    3,000,000            3,001,101
                                                                                                                          ---------
Business Credit (6.3%)
     Sanwa Business Credit Corp., 5.46%*, 2/24/98                                                    2,000,000            2,000,000
     Sanwa Business Credit Corp., 6.00%*, 8/4/98                                                     1,500,000            1,502,433
                                                                                                                          ---------
                                                                                                                          3,502,433
                                                                                                                          ---------
Construction Machinery & Equipment (1.8%)
     Caterpillar Financial Service Corp., 5.70%*, 4/13/98                                            1,000,000            1,000,000
                                                                                                                          ---------
Finance (14.0%)
     American Honda Finance Corp., 5.72%*, 4/9/98                                                    2,500,000            2,499,834
     Ford Motor Credit Corp., 5.97%*, 8/26/98                                                        2,300,000            2,305,222
     IBM Credit, 5.59%*, 9/10/98                                                                     3,000,000            2,998,297
                                                                                                                          ---------
                                                                                                                          7,803,353
                                                                                                                          ---------
Financial Services (4.5%)
     Goldman Sachs, 5.79%*, 7/21/98                                                                  2,500,000            2,500,000
                                                                                                                          ---------
Life Insurance (5.4%)
     Jackson National Life Insurance Co., 5.79%*,  5/11/98                                           3,000,000            3,000,000
                                                                                                                          ---------
  Total Medium Term/Senior Notes (Cost $20,806,887)                                                                      20,806,887
                                                                                                                         ----------
TIME DEPOSITS (8.6%)
Banking (8.6%)
     Banque Nationale De Paris, 5.70%, 11/03/97                                                      1,000,000            1,000,000
     Banque Paribas, 5.72%, 11/03/97                                                                 2,000,000            2,000,000
     Skandinaviska Enskilda Banken, 5.75%, 11/03/97                                                  1,752,068            1,752,068
                                                                                                                          ---------
  Total Time Deposits (Cost $4,752,068)                                                                                   4,752,068
                                                                                                                          ---------

Total (Cost $55,319,083) (a) - 99.6%                                                                                $    55,319,083
                                                                                                                         ==========

---------------
Percentages indicated are based on net assets of $55,565,789.
    (a) Cost for federal income tax and financial reporting purposes are the same.
    * Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

    SpA = Societa per Azioni (Italian Corporation)


See notes to financial statements

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                    Principal              Market
                                                                                                      Amount               Value
                                                                                                      ------               -----
ADJUSTABLE RATE MORTGAGES (3.3%)
     Merrill Lynch Mortgage Investors, Inc., 7.82%*, 2/25/23                                $          558,850      $       566,258
     Merrill Lynch Mortgage Investors, Inc., 8.13%*, 4/25/24                                         1,158,081            1,184,419
                                                                                                                          ---------
  Total Adjustable Rate Mortgages (Cost $1,748,994)                                                                       1,750,677
                                                                                                                          ---------

ASSET BACKED SECURITIES (16.4%)
     AESOP Funding II LLC, 6.22%, 10/20/01 (b)                                                       1,500,000            1,504,020
     Green Tree Financial Corp., Series 1994-1, Class A-3, 6.90%, 4/15/19                            1,000,000            1,019,440
     Green Tree Financial Corp., Series 1995-10, Class A-4, 6.30%, 2/15/27                             500,000              503,020
     Green Tree Financial Corp., Series GT 1993-4, Class A-3, 6.25%,                                 1,750,000            1,756,264
          1/15/19
     Household Consumer Loan Trust, 5.98%*, 3/15/07                                                  1,000,000              997,891
     Keystone Home Improvement Loan Trust, 97-P2 IA3, 6.99%, 6/15/28 (b)                             1,000,000            1,017,813
     Premier Auto Trust, 97-1-B, 6.55%, 9/6/03                                                       1,000,000            1,010,030
     Team Fleet Financing Corp., Series 97-1 A, 7.35%, 5/15/03 (b)                                     800,000              829,750
                                                                                                                            -------
  Total Asset Backed Securities (Cost $8,536,796)                                                                         8,638,228
                                                                                                                          ---------

COLLATERALIZED MORTGAGE OBLIGATIONS (24.7%)
     Commercial Loan Funding Trust, 5.92%*, 8/15/05 (b)                                              1,750,000            1,750,000
     Federal Home Loan Mortgage Corp., 6.00%, 4/15/06                                                  500,000              500,755
     Federal Home Loan Mortgage Corp., 5.75%, 5/15/06                                                1,000,000              996,400
     Merrill Lynch Mortgage Investors, Inc., 8.15%*, 1/25/05                                           507,599              516,260
     MLCC Mortgage Investors, 1994-B A2, 6.29%*, 12/15/19                                            2,000,000            2,010,000
     Residential Funding Mortgage Securities, Series 1989-51, 7.72%*,                                  827,621              840,781
          10/25/19
     Resolution Trust Corp., Series 1992-C3, 6.84%*, 8/25/23                                         1,586,950            1,586,950
     Resolution Trust Corp., 1995-C2 A2, 6.14%*, 5/25/27                                               994,813            1,010,954
     Resolution Trust Corp., 92-M3-A2, 8.63%, 7/25/30                                                1,744,120            1,742,485
     Vendee Mortgage Trust, Series 1995-3, 7.25%, 7/15/14                                            1,000,000            1,029,360
     Vendee Mortgage Trust, Series 1992-1, 7.75%, 12/15/14                                           1,000,000            1,025,520
                                                                                                                          ---------
  Total Collateralized Mortgage Obligations (Cost $12,962,570)                                                           13,009,465
                                                                                                                         ----------

CORPORATE BONDS (19.0%)
Banking (2.7%)
     Chase Manhattan Corp., 10.13%, 11/1/00                                                            615,000              681,881
     Chemical Bank, 9.75%, 6/15/99                                                                     160,000              169,200
     First Interstate, 9.38%, 1/23/02                                                                  500,000              559,375
                                                                                                                            -------
                                                                                                                          1,410,456
                                                                                                                          ---------
Electric Utility (1.0%)
     Texas Utilities, 6.20%, 10/1/02, MBIA                                                             500,000              500,625
                                                                                                                            -------
Financial Services (7.0%)
     Charles Schwab, 7.19%, 5/31/01                                                                    500,000              516,250
     Ford Motor Credit Corp., 9.50%, 4/15/00                                                         1,100,000            1,186,624
     Transamerica Financial, Series E, 6.41%, 6/20/00                                                1,000,000            1,006,250
     USAA Capital Corp., 5.97%, 8/4/99                                                               1,000,000            1,001,250
                                                                                                                          ---------
                                                                                                                          3,710,374
                                                                                                                          ---------
Industrial Goods & Services (4.6%)
     Cargill Inc., 7.72%, 2/12/02 (b)                                                                  409,300              420,904
     Newell Co., 6.18%, 7/11/00                                                                      1,000,000            1,001,250
     Tyco International Ltd., 6.50%, 11/1/01                                                         1,000,000            1,010,000
                                                                                                                          ---------
                                                                                                                          2,432,154
                                                                                                                          ---------
Oil Field Services (1.0%)
     Colonial Pipeline, 7.13%, 8/15/02                                                                 500,000              519,375
                                                                                                                            -------
Retail Stores/Catalog (2.7%)
     May Department Stores Co., 9.88%, 6/15/00                                                         385,000              420,613
     J.C. Penney & Co., 6.95%, 4/1/00                                                                1,000,000            1,021,250
                                                                                                                          ---------
                                                                                                                          1,441,863
                                                                                                                          ---------
  Total Corporate Bonds (Cost $9,816,008)                                                                                10,014,847
                                                                                                                         ----------

MUNICIPAL BONDS (4.8%)
Colorado (2.9%)
     Denver, Colorado City & County School District 01, 6.34%, 12/15/00                              1,500,000            1,513,125
                                                                                                                          ---------
           AMBAC

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                  Principal             Market
MUNICIPAL BONDS, continued:                                                                        Amount               Value
                                                                                                   ------               -----
Minnesota (1.9%)
     Western Minnesota Power Agency, 6.33%, 1/1/02 AMBAC                                  $          1,000,000 $          1,005,000
                                                                                                                          ---------
  Total Municipal Bonds (Cost $2,503,870)                                                                                 2,518,125
                                                                                                                          ---------

PASS-THROUGH MORTGAGE SECURITIES (3.9%)
     Agricultual Mortgage Backed Securities CS-1012-1, 7.06%, 7/25/02                                2,000,000            2,049,375
                                                                                                                          ---------
  Total Pass-Through Mortgage Securities (Cost $2,048,603)                                                                2,049,375
                                                                                                                          ---------

U.S. GOVERNMENT AGENCY DEBENTURE (1.9%)
     Overseas Private Investments, 6.08%, 8/15/04                                                    1,000,000              998,711
                                                                                                                            -------
  Total U.S. Government Agency Debenture (Cost $953,215)                                                                    998,711
                                                                                                                            -------

U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (19.6%)
Federal Home Loan Bank (8.8%)
     4.35%*, 3/26/98, Series AB98                                                                    1,000,000              991,019
     3.00%*, 9/14/98, Series FI98                                                                    1,950,000            1,891,637
     5.00%*, 5/10/00, Series Y 00                                                                    1,800,000            1,775,250
                                                                                                                          ---------
                                                                                                                          4,657,906
                                                                                                                          ---------
Federal Home Loan Mortgage Corp. (6.3%)
     6.00%, 10/20/99                                                                                 2,000,000            2,004,021
     5.07%*, 3/10/00                                                                                   500,000              489,782
     7.18%*, 4/1/29, Pool #846367                                                                      785,415              807,500
                                                                                                                            -------
                                                                                                                          3,301,303
                                                                                                                          ---------
Federal National Mortgage Assoc (2.7%)
     5.00%*, 3/3/00                                                                                  1,000,000              991,250
     8.04%*, 11/1/21, Pool #365421                                                                     435,142              446,293
                                                                                                                            -------
                                                                                                                          1,437,543
                                                                                                                          ---------
Small Business Administration (1.8%)
     9.13%*, 1/25/10, Pool #503653                                                                     220,201              238,912
     8.98%*, 1/25/13, Pool #503664                                                                     169,366              185,028
     9.73%*, 5/25/15, Pool #502966                                                                     218,071              245,276
     8.38%*, 1/25/22, Pool #503694                                                                     245,633              269,214
                                                                                                                            -------
                                                                                                                            938,430
                                                                                                                            -------
  Total U.S. Government Agency Pass-Through Securities (Cost $10,303,101)                                                10,335,182
                                                                                                                         ----------

U.S. TREASURY OBLIGATIONS (6.0%)
U.S. Treasury Notes (6.0%)
     5.75%, 12/31/98                                                                                   100,000              100,157
     8.00%, 8/15/99                                                                                  1,000,000            1,039,370
     5.88%, 2/15/00                                                                                  2,000,000            2,007,580
                                                                                                                          ---------
  Total U.S. Treasury Obligations (Cost $3,129,223)                                                                       3,147,107
                                                                                                                          ---------


 Total (Cost $52,002,380) (a)   -   99.6%                                                                       $        52,461,717
                                                                                                                         ==========

---------------
Percentages indicated are based on net assets of $52,682,288.
    (a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:

             Unrealized appreciation           $   489,501
             Unrealized depreciation               (30,164)
                                               -----------
             Net unrealized appreciation       $   459,337
                                               -----------

    (b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. The Board of Trustees have deemed these securities as liquid.

    * Variable rate securities. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1997.


    AMBAC = Insured by American Municipal Bond Assurance Corporation MBIA = Insured by Municipal Bond Insurance Association
     LLC = Limited Liability Corporation

See notes to financial statements

THE INTRUST FUNDS TRUST
-------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                      Principal            Market
                                                                                                        Amount             Value
                                                                                                        ------             -----
ADJUSTABLE RATE MORTGAGES  (3.0%)
     Federal Home Loan Morgage Corp., 7.18%*, 4/1/29, Pool #846367                          $          785,415      $       807,500
     Merrill Lynch Mortgage Investors, Inc., 7.82%*, 2/25/23                                           558,850              566,258
                                                                                                                            -------
  Total Adjustable Rate Mortgages (Cost $1,370,023)                                                                       1,373,758
                                                                                                                          ---------

ASSET BACKED SECURITIES  (17.4%)
     EQCC Home Equity Loan Trust, 7.10%, 02/15/12                                                    1,000,000            1,033,750
     EQCC Home Equity Loan Trust, 7.50%, 6/15/21                                                       700,000              731,696
     Green Tree Financial Corp. 97-7-A8, 6.86%, 8/25/29                                              1,200,000            1,199,321
     Green Tree Financial Corp., Series 1993-2 Class A4, 6.90%, 7/15/18                              1,000,000            1,036,360
     Green Tree Financial Corp., Series 1995-10, 6.30%, 2/15/27                                        500,000              503,020
     Household Consumer Loan Trust, 5.98%*, 3/15/07                                                    500,000              498,945
     Keystone Home Improvement Loan Trust, 97-P2 IA3, 6.99%, 6/15/28 (b)                             1,000,000            1,017,813
     Premier Auto Trust, 97-1-B, 6.55%, 9/6/03                                                       1,000,000            1,010,030
     Team Fleet Financing Corp., Series 97-1 A, 7.35%, 5/15/03 (b)                                   1,000,000            1,037,188
                                                                                                                          ---------
  Total Asset Backed Securities (Cost $7,903,589)                                                                         8,068,123
                                                                                                                          ---------

COLLATERALIZED MORTGAGE OBLIGATIONS  (21.1%)
     American Housing Trust, Series VI 1-I, 9.15%, 5/25/20                                             800,000              881,344
     Asset Securitization Corp., Series 1997-D4, Class A1C, 7.42%, 4/14/27                             750,000              796,172
     Bear Stearns Structured Securities, Inc. 97-2-1B, 7.00%, 10/1/02                                  750,000              755,156
     General Mortgage Acceptance Corp. Commercial Mortgage Securities,                                 350,000              366,719
          Inc., 7.22%, 2/15/06
     Merrill Lynch Mortgage Investors, Inc., 8.16%*, 1/25/05                                           507,599              516,260
     Residential Funding Mortgage Securities, Series 1989-51, 7.72%*,                                  827,621              840,781
          10/25/19
     Resolution Trust Corp., Series 1995-1, 7.50%, 10/25/28                                            750,000              758,203
     Salomon, 97 HUD1-A-3, 7.51%, 12/25/30                                                           1,000,000            1,046,506
     Vendee Mortgage Trust, Series 1992-1, Class 2D, 7.75%, 12/15/14                                 1,000,000            1,025,520
     Vendee Mortgage Trust, Series 1995-1C, Class 3E, 8.00%, 7/15/18                                   750,000              808,388
     Vendee Mortgage Trust, Series 1995-3, Class 1C, 7.25%, 7/15/14                                  1,000,000            1,029,360
     Vendee Mortgage Trust, Series 1997-1-2C, 7.50%, 9/15/17                                         1,000,000            1,025,540
                                                                                                                          ---------
  Total Collateralized Mortgage Obligations (Cost $9,660,968)                                                             9,849,949
                                                                                                                          ---------

CORPORATE BONDS  (41.3%)
Aerospace & Military Technology  (1.8%)
     Allied Signal Inc., 9.20%, 2/15/03                                                                750,000              846,563
                                                                                                                            -------
Airlines  (2.2%)
     Continental Airlines, 7.15%, 12/30/08 (b)                                                       1,000,000            1,031,750
                                                                                                                          ---------
Banking  (6.4%)
     Chase Manhattan Corp., 10.13%, 11/1/00                                                          1,000,000            1,108,749
     First Bank System, Inc., 7.63%, 5/1/05                                                            700,000              744,625
     First Interstate, 9.38%, 1/23/02                                                                  547,000              611,956
     United Missouri Bancshares, Inc., 7.30%, 2/24/03                                                  500,000              521,250
                                                                                                                            -------
                                                                                                                          2,986,580
                                                                                                                          ---------
Consumer Goods & Services  (1.6%)
     Levi Strauss & Co., 6.80%, 11/1/03 (b)                                                            750,000              758,438
                                                                                                                            -------
Electric Utility  (3.3%)
     Texas Utilities, 6.20%, 10/1/02 MBIA                                                              500,000              500,625
     Utilicorp, 6.88%, 10/01/04 AMBAC                                                                1,000,000            1,041,250
                                                                                                                          ---------
                                                                                                                          1,541,875
                                                                                                                          ---------
Electrical & Electronic  (1.1%)
     Philips Electronics N.V., 7.75%, 4/15/04                                                          500,000              530,625
                                                                                                                            -------
Financial Services  (12.7%)
     Charles Schwab, 7.19%, 5/31/01                                                                    500,000              516,250
     Metropolitan Life, 6.30%, 11/1/03 (b)                                                           1,000,000              992,500
     Paine Webber Group, 6.90%, 8/15/03                                                                750,000              760,313
     Prudential Insurance, 7.65%, 7/1/07                                                             1,000,000            1,066,249
     Reinsurance Group of America, 7.25%, 4/1/06                                                       500,000              520,625
     Terra Nova Holdings, 7.20%, 8/15/07                                                             1,000,000            1,026,250
     Transamerica Financial, Series E, 6.41%, 6/20/00                                                1,000,000            1,006,250
                                                                                                                          ---------
                                                                                                                          5,888,437
                                                                                                                          ---------

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Schedule of Portfolio Investments
October 31, 1997

                                                                                                      Principal            Market
                                                                                                       Amount              Value
                                                                                                       ------              -----
CORPORATE BONDS, continued:
Industrial Goods & Services  (2.2%)
     Tyco International Ltd., 6.50%, 11/1/01                                              $          1,000,000            1,010,000
                                                                                                                          ---------
Oil & Gas Exploration Products & Services  (1.6%)
     Vastar Resources, Inc., 6.95%, 11/8/06                                                            750,000              760,313
                                                                                                                            -------
Oil Field Services  (2.3%)
     Petroleum Geo-Services, 7.50%, 3/31/07                                                          1,000,000            1,056,250
                                                                                                                          ---------
Retail-General Merchandise  (3.9%)
     May Department Stores Co., 7.15%, 8/15/04                                                       1,000,000            1,043,750
     Pep Boys, 6.71%, 11/03/04                                                                         750,000              750,000
                                                                                                                            -------
                                                                                                                          1,793,750
                                                                                                                          ---------

Semiconductors  (1.1%)
     Applied Materials, Inc., 6.70%, 9/6/05                                                            500,000              502,500
                                                                                                                            -------
Tobacco  (1.1%)
     Philip Morris Cos., Inc., 7.63%, 5/15/02                                                          500,000              524,375
                                                                                                                            -------
  Total Corporate Bonds (Cost $18,652,266)                                                                               19,231,456
                                                                                                                         ----------

U.S. GOVERNMENT AGENCY MORTGAGES  (8.6%)
Federal Home Loan Bank  (4.4%)
     7.87%, 10/20/04, Series AW04                                                                    1,850,000            2,041,179
                                                                                                                          ---------
Federal National Mortgage Assoc.  (4.2%)
     7.13%, 6/1/04, Pool #375168                                                                       997,212            1,035,503
     8.04%*, 11/1/21, Pool #365421                                                                     900,487              923,562
                                                                                                                            -------
                                                                                                                          1,959,065
                                                                                                                          ---------

  Total U.S. Government Agency Mortgages (Cost $3,936,916)                                                                4,000,244
                                                                                                                          ---------
U.S. TREASURY OBLIGATIONS  (5.5%)
U.S. Treasury Notes  (5.5%)
     6.38%, 5/15/00                                                                                  2,500,000            2,539,800
                                                                                                                          ---------
  Total U.S. Treasury Obligations (Cost $2,525,484)                                                                       2,539,800
                                                                                                                          ---------


                                                                                                       Shares
INVESTMENT COMPANIES  (3.3%)                                                                           ------
     Fedfund Money Market Fund                                                                       1,541,592            1,541,592
                                                                                                                          ---------
  Total Investment Companies (Cost $1,541,592)                                                                            1,541,592
                                                                                                                          ---------

 Total (Cost $45,590,839) (a)   -   100.2%                                                                         $     46,604,922
                                                                                                                         ==========
---------------

Percentages indicated are based on net assets of $46,491,884.

      (a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:

      Unrealized appreciation                             $  1,020,846
      Unrealized depreciation                                   (6,763)
                                                         --------------
      Net unrealized appreciation                         $  1,014,083
                                                         --------------

      (b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. The Board of Trustees have deemed these securities as liquid.

      * Variable rate securities. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1997.

      AMBAC = Insured by American Municipal Bond Assurance Corporation MBIA = Insured by Municipal Bond Insurance Association
      LLC = Limited Liability Corporation


See notes to financial statements

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
STOCK FUND
Schedule of Portfolio Investments
October 31, 1997

                                                                                                                           Market
                                                                                                       Shares               Value
                                                                                                       ------              ------
COMMON STOCKS  (95.4%)
Aerospace & Military Technology  (3.7%)
     Allied Signal, Inc.                                                                                45,900      $     1,652,400
     Lockheed Martin Corp.                                                                              13,500            1,283,344
                                                                                                                          ---------
                                                                                                                          2,935,744
Airlines  (1.6%)
     Boeing Co.                                                                                         26,900            1,287,838
                                                                                                                          ---------
Automotive  (2.0%)
     Chrysler Corp.                                                                                     44,200            1,558,050
                                                                                                                          ---------
Banking  (0.7%)
     Wells Fargo & Co.                                                                                   2,000              582,750
                                                                                                                            -------
Brewery  (1.8%)
     Anheuser-Busch Cos., Inc.                                                                          36,700            1,465,706
                                                                                                                          ---------
Broadcasting/Cable  (2.4%)
     Tele-Communications, Inc., Class A(b)                                                              30,334              695,786
     Viacom, Inc.-Class B(b)                                                                            39,200            1,185,800
                                                                                                                          ---------
                                                                                                                          1,881,586
Building Products  (1.1%)
     Masco Corp.                                                                                        19,800              868,725
                                                                                                                            -------
Computer Hardware  (0.8%)
     Seagate Technology, Inc. (b)                                                                       24,200              656,425
                                                                                                                            -------
Computer Software  (0.7%)
     Sun Microsystems, Inc. (b)                                                                         16,200              554,850
                                                                                                                            -------
Consumer Goods & Services  (3.7%)
     Kimberly Clark Corp.                                                                               24,700            1,282,856
     Sears, Roebuck & Co.                                                                               40,300            1,687,563
                                                                                                                          ---------
                                                                                                                          2,970,419
Containers & Packaging  (0.6%)
     Crown Cork & Seal Co.                                                                               9,900              446,119
                                                                                                                            -------
Defense  (0.7%)
     Rockwell International Corp.                                                                       11,300              553,700
                                                                                                                            -------
Diversified  (0.5%)
     Tenneco, Inc.                                                                                       9,600              431,400
                                                                                                                            -------
Electric Utility  (2.9%)
     American Electric Power, Inc.                                                                       6,400              302,400
     Florida Power & Light, Inc.                                                                         3,700              191,244
     Southern Co.                                                                                       18,000              412,875
     Texas Utilities Co.                                                                                40,000            1,435,000
                                                                                                                          ---------
                                                                                                                          2,341,519
Electrical & Electronic  (2.3%)
     AMP, Inc.                                                                                          15,300              688,500
     Emerson Electric Co.                                                                               21,300            1,116,919
                                                                                                                          ---------
                                                                                                                          1,805,419
Electronic Components/Instruments  (1.9%)
     National Semiconductor Corp. (b)                                                                   16,700              601,200
     Raytheon Co.                                                                                       17,300              938,525
                                                                                                                            -------
                                                                                                                          1,539,725
Energy  (1.8%)
     Atlantic Richfield Co.                                                                             10,400              856,050
     Texaco, Inc.                                                                                        9,900              563,681
                                                                                                                            -------
                                                                                                                          1,419,731
Financial Services  (0.3%)
     Chase Manhattan Corp.                                                                               1,900              219,213
                                                                                                                            -------
Food Products & Services  (2.9%)
     Archer-Daniels-Midland Co.                                                                         72,085            1,603,891
     McDonald's Corp.                                                                                   16,300              730,444
                                                                                                                            -------
                                                                                                                          2,334,335
Forest Products  (1.8%)
     Champion International Co.                                                                         10,100              557,394
     Fort James Corporation                                                                             21,900              869,156
                                                                                                                            -------
                                                                                                                          1,426,550

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
STOCK FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                                           Market
Common Stocks, continued:                                                                            Shares                 Value
                                                                                                     ------                 -----
Health Care  (6.7%)
     Abbott Labs                                                                                        15,700   $          962,606
     American Home Products Corp.                                                                       23,600            1,749,349
     Columbia/HCA Healthcare Corp.                                                                      42,000            1,186,500
     Humana, Inc.(b)                                                                                    28,200              592,200
     Johnson & Johnson                                                                                  14,400              826,200
                                                                                                                            -------
                                                                                                                          5,316,855
                                                                                                                          ---------
Industrial Goods & Services  (6.3%)
     Du Pont (Ei) De Nemours & Co.                                                                      27,700            1,575,438
     Hercules, Inc.                                                                                      8,200              376,175
     PPG Industries, Inc.                                                                               24,400            1,381,650
     Praxair, Inc.                                                                                      39,000            1,698,937
                                                                                                                          ---------
                                                                                                                          5,032,200
                                                                                                                          ---------
Insurance  (12.6%)
     Aetna, Inc.                                                                                        21,900            1,556,269
     Allstate Corp.                                                                                     19,700            1,633,869
     American General Corp.                                                                             14,300              729,300
     Chubb Corp.                                                                                        21,600            1,431,000
     Cigna Corp.                                                                                         9,800            1,521,450
     General Re Corp.                                                                                    9,100            1,794,405
     Loews Corp.                                                                                         9,900            1,105,706
     UNUM Corp.                                                                                          5,600              273,000
                                                                                                                            -------
                                                                                                                         10,044,999
                                                                                                                         ----------
Investment Company  (0.0%)
     Telecom-TCI Ventures Group-A                                                                          227                5,235
                                                                                                                              -----
Machinery & Equipment  (0.2%)
     Deere & Co.                                                                                         2,700              142,088
                                                                                                                            -------
Metals  (0.2%)
     Aluminum Co. Of America                                                                             2,300              167,900
                                                                                                                            -------
Metals & Mining  (1.3%)
     Newmont Mining Corp.                                                                               29,400            1,029,000
                                                                                                                          ---------
Natural Resources  (1.6%)
     Amerada Hess Corp.                                                                                 21,000            1,290,188
                                                                                                                          ---------
Non-Hazardous Waste Removal  (0.5%)
     Waste Management Inc.                                                                              17,800              416,075
                                                                                                                            -------
Office Equipment & Services  (2.6%)
     Hewlett-Packard Co.                                                                                18,500            1,141,219
     Xerox Corp.                                                                                        12,000              951,750
                                                                                                                            -------
                                                                                                                          2,092,969
                                                                                                                          ---------
Oil & Gas Exploration Products & Services  (7.6%)
     Burlington Resources, Inc.                                                                         11,000              538,313
     Enron Corp.                                                                                        34,800            1,322,400
     Occidental Petroleums Corp.                                                                        57,500            1,602,812
     Union Pacific Resources Group, Inc.                                                                30,600              753,525
     Unocal                                                                                             43,400            1,790,249
     Williams Co.                                                                                        1,200               61,125
                                                                                                                             ------
                                                                                                                          6,068,424
                                                                                                                          ---------
Paper Products  (0.0%)
     Weyerhauser Co.                                                                                       400               19,100
                                                                                                                             ------
Printing & Publishing  (0.5%)
     Gannett Co., Inc.                                                                                   7,300              383,706
                                                                                                                            -------
Railroads  (4.3%)
     Burlington Northern Santa Fe Corp.                                                                 13,600            1,292,000
     CSX Corp.                                                                                          27,800            1,520,313
     Union Pacific Corp.                                                                                 9,900              606,375
                                                                                                                            -------
                                                                                                                          3,418,688
                                                                                                                          ---------

Retail Stores/Catalog  (5.6%)
     Albertson's, Inc.                                                                                  27,900            1,028,813
     Dillards Inc.                                                                                      17,200              660,050
     Federated Department Stores, Inc.(b)                                                               28,700            1,262,799
     Lowe's Cos., Inc.                                                                                  14,900              620,213
     May Department Stores Co.                                                                          16,700              899,713
                                                                                                                            -------
                                                                                                                          4,471,588
                                                                                                                          ---------

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
STOCK FUND
Schedule of Portfolio Investments
October 31, 1997

                                                                                                                           Market
Common Stocks, continued:                                                                              Shares               Value
                                                                                                       ------              ------
Retail-General Merchandise  (1.0%)
     Woolworth Corp. (b)                                                                                41,500   $          788,500
                                                                                                                            -------
Technology  (2.8%)
     International Business Machines Corp.                                                              23,000            2,255,438
                                                                                                                          ---------
Telecommunications  (3.4%)
     Bell Atlantic                                                                                      14,791            1,181,431
     SBC Communications, Inc.                                                                           19,600            1,247,050
     US West Media Group(b)                                                                             11,900              300,475
                                                                                                                            -------
                                                                                                                          2,728,956
                                                                                                                          ---------
Tire & Rubber  (1.0%)
     Goodyear Tire & Rubber Co.                                                                         13,200              826,650
                                                                                                                            -------
Utilities  (3.0%)
     Consolidated Edison Co. Of New York, Inc.                                                          11,700              400,725
     GTE Corp.                                                                                          36,400            1,544,725
     Pacificorp                                                                                         22,300              483,631
                                                                                                                            -------
                                                                                                                          2,429,081
                                                                                                                          ---------

  Total Common Stocks (Cost $74,341,048)                                                                                 76,207,444
                                                                                                                         ----------

INVESTMENT COMPANIES  (5.0%)
     Fedfund Money Market Fund                                                                       3,954,477            3,954,477
                                                                                                                          ---------
  Total Investment Companies (Cost $3,954,477)                                                                            3,954,477
                                                                                                                          ---------

Total (Cost $78,295,525) (a)   -   100.4%                                                                       $        80,161,921
                                                                                                                         ==========

---------------
Percentages indicated are based on net assets of $79,834,435.
    (a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:

                           Unrealized appreciation            $  5,473,796
                           Unrealized depreciation              (3,607,400)
                                                              -------------
                           Net unrealized appreciation        $  1,866,396
                                                              -------------

    (b) Represents non-income producing securities.





See notes to financial statements

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                   Principal              Market
                                                                                                    Amount                Value
                                                                                                    ------                -----
MUNICIPAL BONDS (100.2%)
Guam (0.5%)
     Guam Government Limited Obligation Highway, Series A, 5.50%, 5/1/99,                   $          200,000      $       205,000
          FSA
     Guam Government Limited Obligation Highway, Series A, 6.30%, 5/1/12,                              100,000              107,375
          Callable 5/1/02 @ 102, FSA
     Guam Government, Series A, 5.90%, 9/1/05, Callable 3/1/99 @ 100                                   250,000              254,375
                                                                                                                            -------
  Total Guam                                                                                                                566,750
                                                                                                                            -------

Kansas (96.1%)
     Barton County,  School District #428, Great Bend, GO, Series A,                                 1,390,000            1,405,637
          5.30%, 9/1/15, Callable 9/1/06 @ 100
     Belleville, Electric & Gas Systems Revenue, Series A, 5.00%, 12/1/98                              150,000              151,475
     Belleville, Electric & Gas Systems Revenue, Series A, 5.50%, 12/1/02                              175,000              184,406
     Belleville, Electric & Gas Systems Revenue, Series A, 5.70%, 12/1/04,                             150,000              159,000
          Callable 12/1/02 @ 101
     Bourbon County, School District #234, GO, Series B, 5.50%, 9/1/09,                                195,000              203,288
          Callable 9/1/06 @ 100, FSA
     Bourbon County, School District #234, GO, Series B, 5.60%, 9/1/10,                                215,000              224,138
          Callable 9/1/06 @ 100, FSA
     Bourbon County, School District #234, GO, Series B, 5.63%, 9/1/11,                                285,000              294,263
          Callable 9/1/06 @ 100, FSA
     Brown County, Horton  School District #430, GO, 5.38%, 9/1/13,                                    500,000              512,500
          Callable 9/1/06 @ 100, FSA
     Butler & Sedgwick County, School District #385 Andover, 5.70%,                                    370,000              379,713
          9/1/15, Callable 9/1/03 @100
     Butler County, School District #402, GO, 4.15%, 10/1/01, FSA                                      250,000              248,438
     Butler County, School District #402, GO, 4.30%, 10/1/02, FSA                                      250,000              249,375
     Butler County, School District #402, GO, 5.25%, 10/1/12, Callable                                 500,000              507,500
          4/1/04 @ 100, FSA
     Cherokee County, School District #499, GO, 5.80%, 10/1/09, Callable                               200,000              209,750
          10/1/02 @ 100, AMBAC
     Cherokee County, School District #499, GO, 5.90%, 10/1/10, Callable                               215,000              225,481
          10/1/02 @ 100, AMBAC
     Cherokee County, School District #499, GO, 5.95%, 10/1/11, Callable                               225,000              235,688
          10/1/02 @ 100, AMBAC
     City Of Arkansas, GO, 3.80%, 12/1/99                                                              285,000              279,300
     Clay County, GO, Series B, 6.20%, 10/1/02, Prerefunded 10/1/02 @100                               250,000              260,000
     Clay County, School District #379, GO, Series 1992, 5.30%, 4/1/00,                                250,000              254,688
          Callable 4/1/99 @100
     Clay County, School District #379, GO, Series 1992, 5.40%, 4/1/01,                                250,000              254,063
          Callable 4/1/99 @100
     Coffeyville, Community College, COP, 5.88%, 10/1/14, Callable 10/1/04                             250,000              259,688
          @ 100
     Coffeyville, Water & Sewer Revenue, 4.60%, 10/1/04, Callable 12/18/97                             465,000              466,163
          @ 102, AMBAC
     Coffeyville, Water & Sewer Revenue, 4.70%, 10/1/05, Callable 12/18/97                             490,000              491,225
          @ 102, AMBAC
     Cowley County, School District #465, GO, Series 1991, 6.00%, 11/1/97                              250,000              250,000
     Cowley County, School District #470, GO, 5.45%, 12/1/12, Callable                                 500,000              515,000
          12/1/06 @ 100, FGIC
     Decatur County, GO, Series 1992, 6.00%, 9/1/01, Callable 9/1/99 @ 100                             250,000              258,750
     Dickinson County, Abilene School District #435, GO, Series 1992,                                  265,000              267,981
          5.40%, 4/1/01, Callable 4/1/99 @100
     Dickinson County, Abilene School District #435, GO, Series 1992,                                  300,000              302,625
          5.60%, 4/1/03, Callable 4/1/99 @100
     Dodge, Pollution Control Revenue, 6.63%, 5/1/05, Private Placement                                700,000              773,499
     Dodge, School District #443, GO, 4.70%, 3/1/07, Callable 3/1/04 @                                 180,000              177,525
          100, FSA
     Dodge, School District #443, GO, 4.80%, 3/1/08, Callable 3/1/04 @                                 360,000              357,300
          100, FSA
     Dodge, School District #443, GO, 5.00%, 3/1/14, Callable 3/1/04 @                                 250,000              246,563
          100, FSA

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                      Principal              Market
Kansas, continued:                                                                                     Amount                Value
                                                                                                       ------                -----
     Douglas County, School District #497, GO, Series 1993 A, 4.50%,                        $          250,000   $          251,875
          9/1/02, Callable 9/1/01 @ 100
     Douglas County, School District #497, GO, Series A, 5.40%, 9/1/15,                                600,000              614,250
          Callable 9/1/06 @ 100
     El Dorado, Water Utility System Revenue, 4.40%, 10/1/02                                           230,000              229,713
     El Dorado, Water Utility System Revenue, 4.45%, 10/1/03                                           305,000              305,000
     El Dorado, Water Utility System Revenue, 4.65%, 10/1/05, Callable                                 350,000              350,000
          10/1/05 @ 100
     El Dorado, Water Utility System Revenue, 4.70%, 10/1/06, Callable                                 275,000              275,000
          10/1/05 @ 100
     El Dorado, Water Utility System Revenue, 4.75%, 10/1/07, Callable                                 200,000              200,000
          10/1/05 @ 100
     Ellsworth County, School District #328, GO, 5.25%, 9/1/15, Callable                               500,000              505,625
          9/1/06 @ 100, FSA
     Emporia, GO, Series B, 5.15%, 9/1/00                                                              155,000              159,650
     Emporia, GO, Series B, 5.25%, 9/1/01                                                              165,000              171,806
     Emporia, GO, Series B, 6.00%, 9/1/06, Callable 9/1/02 @ 100                                       175,000              186,156
     Finney County, 5.00%, 12/1/10, Callable 12/1/07 @ 100                                             500,000              502,500
     Finney County, School District #457, GO, 5.50%, 10/1/99                                           185,000              189,856
     Finney County, School District #457, GO, 5.55%, 10/1/00                                           250,000              260,000
     Finney County, School District #457, GO, Series 1991, 5.70%, 10/1/97,                             500,000              508,045
          Callable 4/1/98 @101
     Ford County, Single Family Mortgage Revenue, Series A, 7.90%, 8/1/10,                             275,000              296,656
          Callable 8/1/02 @ 103, FHA
     Franklin County, GO, Series B, 4.75%, 9/1/05, Callable 9/1/03 @100                                330,000              331,238
     Franklin County, School District #290, GO, 5.20%, 9/1/13, Callable                                230,000              233,738
          9/1/06 @ 100, FSA
     Franklin County, School District #290, GO, 5.25%, 9/1/14, Callable                                500,000              508,125
          9/1/06 @ 100, FSA
     Franklin County, School District #290, GO, 5.30%, 9/1/16, Callable                                335,000              339,188
          9/1/06 @ 100, FSA
     Garden City, GO, Series B, 4.90%, 11/1/99, MBIA                                                   250,000              254,375
     Garden City, GO, Series B, 5.45%, 11/1/04, Callable 11/1/03 @100,                                 250,000              265,938
          MBIA
     Garden City, Water & Sewer Revenue, Series 1991, 6.50%, 11/1/00                                   125,000              133,906
     Garden City, Water & Sewer Revenue, Series 1991, 6.75%, 11/1/03,                                  125,000              134,063
          Callable 11/1/00 @ 100
     Gardner, Electric Utilities Revenue, 7.00%, 11/1/09, Callable 11/1/01                             500,000              531,875
          @ 101
     Gardner, GO, 5.30%, 9/1/11, Callable 9/1/02 @ 100, AMBAC                                          330,000              335,775
     Gove County, GO, 5.15%, 4/1/12, Callable 10/1/01 @101, AMBAC                                      560,000              557,200
     Gray County, School District #102, GO, 6.00%, 9/1/04                                              100,000              106,625
     Gray County, School District #102, GO, 6.20%, 9/1/06, Callable 9/1/05                             125,000              135,156
          @ 100
     Gray County, School District #102, GO, 6.80%, 9/1/15, Callable 9/1/05                             250,000              271,250
          @ 100
     Halstead, Hospital Revenue, 6.75%, 10/1/06, Callable 1/5/98 @ 100                                 230,000              254,725
     Harvey County, School District #373, GO, 5.55%, 9/1/13, Callable                                  500,000              513,750
           9/1/05 @ 100, FSA
     Hays, GO, Series A, 5.15%, 9/1/09, Callable 9/1/03 @ 100, FGIC                                    250,000              253,750
     Hays, GO, Series A, 5.25%, 9/1/10, Callable 9/1/03 @ 100, FGIC                                    250,000              255,625
     Hays, Internal Improvement, GO, Series A, 5.20%, 9/1/01                                             105,000            109,331
     Hays, Internal Improvement, GO, Series A, 5.30%, 9/1/02, Callable                                 110,000              113,850
          9/1/01 @ 100
     Hays, Internal Improvement, GO, Series A, 5.50%, 9/1/04, Callable                                 120,000              124,200
          9/1/01 @ 100
     Hays, Water & Sewer Revenue, 5.60%, 9/1/99, AMBAC                                                 100,000              102,875
     Hays, Water & Sewer Revenue, 5.80%, 9/1/00, AMBAC                                                 100,000              104,625
     Hays, Water & Sewer Revenue, 6.20%, 9/1/03, Prerefunded 9/1/00 @ 100,                             100,000              105,625
          AMBAC
     Hays, Water & Sewer Revenue, 6.40%, 9/1/05, Prerefunded 9/1/00 @ 100,                             180,000              191,250
          AMBAC

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997

                                                                                                      Principal             Market
                                                                                                       Amount                Value
                                                                                                       ------                -----
Kansas, continued:
     Hays, Water & Sewer Revenue, 5.20%, 9/1/11, Callable 9/1/03 @ 100,                          $     260,000        $     261,950
          MBIA
     Holton, Electric System Revenue, Series 1992 A, 6.40%, 12/1/06,                                   150,000              162,000
          Prerefunded 12/1/01 @ 100
     Holton, Electric System Revenue, Series 1992 A, 6.50%, 12/1/07,                                   150,000              162,563
          Prerefunded 12/1/01 @ 100
     Hutchinson, GO, Series A, 5.45%, 10/1/14, Callable 10/1/05 @ 100                                  125,000              127,813
     Hutchinson, GO, Series A, 5.50%, 10/1/15, Callable 10/1/05 @ 100                                  135,000              137,531
     Hutchinson, Water & Sewer Revenue, Series 93, 6.85%, 12/1/05, AMBAC                               150,000              173,250
     Hutchinson, Water & Sewer Revenue, Series 93, 5.00%, 12/1/11,                                     225,000              224,156
          Callable 12/1/03 @ 102, AMBAC
     Jackson County, School District #336, GO, 6.20%, 10/1/07, Prerefunded                             205,000              224,475
          10/1/03 @ 100
     Jackson County, School District #336, GO, 6.30%, 10/1/02, Prerefunded                             125,000              137,500
          10/1/03 @ 100
     Jefferson County, School District #340, GO, 6.00%, 9/1/06, Callable                               300,000              328,125
          9/1/04 @ 100, FSA
     Jefferson County, School District #340, GO, 6.10%, 9/1/07, Callable                               320,000              351,600
          9/1/04 @ 100, FSA
     Jefferson County, School District #340, GO, 6.20%, 9/1/08, Callable                               330,000              364,650
          9/1/04 @ 100, FSA
     Johnson & Miami Counties, School District #230, GO, 5.25%, 12/1/05,                               350,000              362,688
          Callable 12/1/03 @100
     Johnson County, Fire District #002, 4.65%, 9/1/04                                                 270,000              272,025
     Johnson County, GO, Series A, 5.60%, 9/1/03, Callable 9/1/02 @ 101                                200,000              212,750
     Johnson County, School District #229, GO, Series A, 6.50%, 10/1/12,                               300,000              324,750
          Callable 10/1/01 @ 100
     Johnson County, School District #229, GO, Series A, 5.00%, 10/1/14,                               250,000              247,813
          Callable 10/1/05 @100
     Johnson County, School District #232, GO, 5.40%, 9/1/14, Callable                               1,050,000            1,078,874
          9/1/07 @ 100 MBIA
     Johnson County, School District #233, GO, 5.65%, 9/1/03, Callable                                 485,000              515,919
          3/1/02 @ 101
     Johnson County, School District #233, GO, 5.95%, 9/1/05, Callable                                 500,000              532,500
          3/1/02 @ 101, AMBAC
     Johnson County, School District #512, GO, 5.30%, 10/1/14, Callable                                550,000              558,938
          10/1/05 @ 100
     Johnson County, School District #512, GO, Series B, 5.25%, 10/1/17,                               500,000              500,000
          Callable 10/1/06 @ 100
     Johnson County, Water District #001 Revenue Bond, 5.13%, 12/1/08,                                 250,000              255,625
          Callable 12/1/03 @ 100
     Johnson County, Water District #001 Revenue Bond, 5.30%, 12/1/12,                                 265,000              267,981
          Callable 12/1/03 @100
     Johnson County, Water District #001 Revenue Bond, Series 1990 A,                                  250,000              270,625
          6.90%, 12/1/00
     Johnson County, Water District #001 Revenue Bond, Series A, 6.10%,                                250,000              258,125
          12/1/16, Callable 12/1/01 @ 100
     Junction City, GO, Series DD, 6.20%, 9/1/06, Callable 9/1/00 @ 100                                515,000              538,175
     Junction City, Industrial Revenue, F.W. Woolworth Company Project -                               130,000              132,245
          Series B, 7.25%, 11/1/98
     Junction City, Water Revenue, Series A, 4.90%, 4/1/01                                             205,000              209,613
     Junction City, Water Revenue, Series A, 4.90%, 10/1/01                                            210,000              215,775
     Kansas City, GO, 5.45%, 4/1/17, Callable 10/1/06 @100                                             340,000              344,250
     Kansas City, GO, 5.45%, 10/1/17, Callable 10/1/06 @ 100                                           450,000              455,625
     Kansas City, GO, Series B, 5.38%, 9/1/10, Callable 9/1/05 @ 100, MBIA                           1,500,000            1,552,499
     Kansas City, Pollution Control Revenue, General Motors Corp., 5.45%,                              500,000              510,625
          4/1/06, Callable 10/1/99 @ 101
     Kansas City, SO, 5.50%, 2/15/99                                                                   500,000              509,375
     Kansas State Development Finance Authority Educational, 4.80%,                                    345,000              346,294
          10/01/08, Callable 10/01/04 @ 100
     Kansas State Development Financial Authority Educational, 5.00%,                                  500,000              500,625
          10/1/12, Callable 10/1/04 @ 100
     Kansas Turnpike Authority, 5.50%, 9/1/06 (b)                                                    1,915,000            2,015,537

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997

                                                                                                      Principal             Market
                                                                                                       Amount                Value
Kansas, continued:                                                                                     ------                -----
     Kingman, Electric Utility & Distribution System Revenue, 5.50%,                              $    250,000         $    251,875
          9/1/08, Callable 9/1/00 @ 100
     Kingman, Water & Sewer Utility & Distribution System Revenue, 6.13%,                              250,000              261,875
          9/1/15, Callable 9/1/03 @ 100
     Lawrence, GO, Series L, 5.60%, 9/1/98                                                             175,000              177,842
     Lawrence, GO, Series P, 5.10%, 9/1/01, Callable 9/1/00 @ 100                                      220,000              225,500
     Lawrence, Sales Tax, GO, Series V, 5.50%, 9/1/12, Callable 9/1/04 @ 100                           500,000              516,250
     Lawrence, Water & Sewer System Revenue, 5.30%, 11/1/07, Callable                                  315,000              327,600
          11/1/05 @ 100
     Lawrence, Water & Sewer System Revenue, 5.70%, 11/1/11, Callable                                  395,000              408,825
          11/1/05 @ 100
     Lawrence, Water & Sewer System Revenue, 5.10%, 11/1/12, Callable                                  320,000              320,400
          11/1/06 @100
     Lawrence, Water & Sewer System Revenue, 5.25%, 11/1/15, Callable                                  505,000              508,156
          11/1/06 @ 100
     Lawrence, Water & Sewer System Revenue, 5.20%, 11/01/16, Callable                                 250,000              249,063
          11/1/06 @100
     Leavenworth County, School District #449, GO, Series A, 6.30%,                                    150,000              157,313
          9/1/09, Callable 9/1/03 @ 100
     Leavenworth County, School District #449, GO, Series A, 6.40%,                                    160,000              168,400
          9/1/10, Callable 9/1/03 @ 100
     Leavenworth County, School District #449, GO, Series A, 6.50%,                                    125,000              131,719
          9/1/12, Callable 9/1/03 @ 100
     Leavenworth County, School District #449, GO, Series A, 6.50%,                                    100,000              105,375
          9/1/13, Callable 9/1/03 @ 100
     Leavenworth County, School District #469, GO, 4.60%, 9/1/05                                       340,000              342,975
     Leavenworth Hospital Revenue, 6.13%, 4/1/15, Callable 4/1/07 @ 102                                415,000              423,819
     Leavenworth, GO, Series B, 5.05%, 9/1/00                                                          210,000              215,250
     Leawood, GO, Series A, 5.00%, 9/1/00                                                              300,000              308,250
     Leawood, GO, Series A, 5.20%, 9/1/01, Callable 9/1/00 @ 100                                       250,000              257,500
     Leawood, GO, Series A, 5.25%, 9/1/09, Callable 9/1/06 @ 100                                       250,000              259,375
     Leawood, GO, Series A, 5.35%, 9/1/10, Callable 9/1/06 @ 100                                       250,000              259,375
     Leawood, GO, Series A, 5.40%, 9/1/11, Callable 9/1/06 @ 100                                       375,000              389,063
     Leawood, GO, Series A, 5.00%, 9/1/15, Callable 9/1/06 @ 100                                       250,000              249,063
     Leawood, GO, Series B, 6.00%, 9/1/08, Prerefunded 9/1/00 @ 100                                    135,000              141,413
     Leawood, GO, Series B, 5.00%, 9/1/10, Callable 9/1/06 @ 100                                       400,000              401,000
     Lindsborg, Electric & Waterworks Systems Revenue, 5.00%, 10/1/05                                  100,000              104,750
     Lindsborg, Electric & Waterworks Systems Revenue, 5.30%, 10/1/07,                                 105,000              109,725
          Callable 10/1/05 @ 100
     Lindsborg, Electric & Waterworks Systems Revenue, 5.60%, 10/1/09,                                 120,000              125,250
          Callable 10/1/05 @ 100
     Lyon County, Hospital Revenue, 5.20%, 2/1/02, Callable 8/1/00 @ 100                               250,000              247,500
     Lyon County, Hospital Revenue, 5.20%, 2/1/02, Callable 8/1/00 @ 100                               115,000              113,994
     Lyon County, Hospital Revenue, 5.30%, 2/1/03, Callable 8/1/00 @ 100                               100,000               98,875
     Lyon County, School District #253, GO, 5.60%, 10/1/10, Callable                                   650,000              665,437
          10/1/03 @102
     Manhattan, Commercial Development, 11.00%, 7/1/16                                               1,000,000            1,683,749
     Manhattan, GO, 5.40%, 11/1/16, Callable 11/1/04 @ 100                                             405,000              411,075
     Manhattan, GO, Series 189, 5.85%, 11/1/02, Callable 11/1/01 @ 100                                 250,000              264,688
     Manhattan, GO, Series 189, 6.30%, 11/1/11, Callable 11/1/01 @ 100                                 100,000              107,625
     Manhattan, GO, Series 189, 6.30%, 11/1/12, Callable 11/1/01 @ 100                                 105,000              113,006
     Marion County, School District #411, GO, 5.30%, 4/1/13, Callable                                  660,000              665,774
          4/1/03 @ 101.5
     McPherson County, School District #400, GO, 5.20%, 12/1/10, Callable                              250,000              255,938
          12/1/05 @ 100, FGIC
     McPherson County, School District #400, GO, 5.25%, 12/1/12, Callable                              250,000              254,375
          12/1/05 @ 100, FGIC
     McPherson, Electric Utility Revenue, 5.55%, 3/1/09, Callable 3/1/00 @                             550,000              558,250
          100, AMBAC
     McPherson, GO, Series 116, 5.00%, 11/1/06, Callable 11/1/99 @ 100,                                500,000              503,125
          AMBAC
     Meade, Industrial Revenue, 6.50%, 10/1/06, Callable 10/1/03 @ 100 (c)                           1,000,000            1,131,249

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------

KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997
                                                                                                      Principal             Market
Kansas, continued:                                                                                     Amount                Value
                                                                                                       ------                -----
  Miami County, School District #368, GO, 6.50%, 12/1/05, Callable                              $      500,000       $      540,625
    6/1/02 @ 100, AMBAC
  Miami County, School District #416, GO, 6.00%, 9/1/02, Callable                                      250,000              262,188
    9/1/00 @ 100, AMBAC
  Miami County, School District, GO, Series A, 5.85%, 9/1/13, Callable                                 550,000              576,813
    9/1/04 @ 100, AMBAC
  Montgomery County, School District #447, GO, 5.45%, 9/1/15, Callable                                 260,000              264,550
    9/1/06 @ 100
  Montgomery County, School District #447, GO, 5.50%, 9/1/17, Callable                                 250,000              252,500
    9/1/06 @ 100
  Nemaha County, School District #441, GO, 5.40%, 3/1/02, Callable                                     250,000              257,813
    3/1/01 @ 100, AMBAC
  Nemaha County, School District #441, GO, 5.75%, 3/1/07, Callable                                     250,000              258,125
    3/1/01 @ 100, AMBAC
  Neosho County, School District #413, GO, 5.65%, 9/1/01                                               260,000              273,325
  Newton, Wastewater Treatment System Revenue, 5.75%, 3/1/99                                           110,000              112,475
  Newton, Wastewater Treatment System Revenue, 6.00%, 3/1/00                                           115,000              119,600
  Newton, Wastewater Treatment System Revenue, 6.20%, 3/1/01                                           120,000              126,900
  Newton, Wastewater Treatment System Revenue, 6.40%, 3/1/02                                           130,000              140,238
  Olathe, COP, Series B, 5.60%, 9/1/12, Callable 9/1/06 @ 100                                          145,000              148,806
  Olathe, COP, Series B, 5.65%, 9/1/13, Callable 9/1/06 @ 100                                          155,000              159,069
  Olathe, COP, Series B, 5.65%, 9/1/14, Callable 9/1/06 @ 100                                          165,000              169,331
  Olathe, GO, Series 184, 4.60%, 10/1/99                                                               275,000              278,438
  Olathe, Health Facility Revenue, 5.20%, 9/1/17, Callable 9/1/05 @100                               1,000,000              989,999
  Olathe, Labette County Mortgage Loan Revenue, 7.15%, 2/1/15, Callable                                 55,000               59,056
    8/1/01 @ 103, GNMA
  Olathe, Multifamily Housing Revenue, 5.50%, 6/1/04, FNMA                                             390,000              409,500
  Olathe, Water & Sewer System Revenue, 5.20%, 7/1/12, Callable 7/1/06                               1,170,000            1,184,624
    @ 100, AMBAC
  Osborne, GO, Series 1992, 5.50%, 12/1/01, Callable 12/1/98 @ 100                                     135,000              136,562
  Osborne, GO, Series 1992, 5.60%, 12/1/02, Callable 12/1/98 @ 100                                     140,000              141,180
  Osborne, GO, Series 1992, 5.70%, 12/1/03, Callable 12/1/98 @ 100                                     150,000              151,278
  Osborne, GO, Series 1992, 5.80%, 12/1/04, Callable 12/1/98 @ 100                                     155,000              156,369
  Ottawa, Waterworks & Electric System Revenue, 6.15%, 12/1/00, MBIA                                   250,000              265,000
  Ottawa, Waterworks & Electric System Revenue, 6.25%, 12/1/01, MBIA                                   250,000              269,375
  Pawnee County, School District #495, GO, 5.10%, 9/1/04, Callable                                     255,000              266,475
    9/1/03 @ 100, FSA
  Phillips County, School District #325, GO, 5.20%, 9/1/03, Callable                                   100,000              104,125
    9/1/02 @ 100
  Phillips County, School District #325, GO, 5.60%, 9/1/07, Callable                                   155,000              161,975
    9/1/02 @ 100
  Pittsburg, Water & Sewer System Revenue, 6.50%, 9/1/04, Prerefunded                                  110,000              114,675
    9/1/99 @ 100
  Pittsburg, Water & Sewer System Revenue, Series A, 6.40%, 9/1/03,                                    105,000              109,331
    Prerefunded 9/1/99 @ 100
  Pottawatomie County, School District #320, GO, Series 1990, 6.60%,                                   500,000              543,125
    10/1/02, Callable 10/1/01 @ 100, AMBAC
  Pratt, Electric System Revenue, 6.60%, 11/1/07, Callable 11/1/03 @                                   250,000              290,000
    100, AMBAC
  Pratt, Electric System Revenue, 4.95%, 11/1/10, Callable 11/1/05 @101                                635,000              635,794
  Pratt, Electric System Revenue, 5.00%, 11/1/11, Callable 11/1/05 @101                                665,000              662,505
  Pratt, Electric System Revenue, 6.00%, 11/1/12, Callable 11/1/00 @                                   250,000              263,125
    100, AMBAC
  Reno County Mortgage, Series B, 8.70%, 9/1/11,, Callable 9/1/01 @ 103                                155,000              167,594
  Reno County, School District #308, GO, 6.25%, 8/1/00, Callable 8/1/98                                685,000              696,959
    @ 100
  Rice County, Union School District #444, 5.08%, 9/1/14, Callable                                     755,000              737,068
    9/1/07 @ 100
  Riley County, GO, Series B, 6.10%, 9/1/06, Callable 9/1/04 @ 100                                     110,000              120,313
  Riley County, GO, Series B, 6.20%, 9/1/07, Callable 9/1/04 @ 100                                     110,000              121,275
  Riley County, GO, Series B, 6.30%, 9/1/08, Callable 9/1/04 @ 100                                     110,000              121,688
  Riley County, GO, Series B, 6.40%, 9/1/09, Callable 9/1/04 @ 100                                     110,000              121,000
  Riley County, School District #383, Series 1992, 5.00%, 11/1/98                                      335,000              336,682

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------

KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997
                                                                                                      Principal             Market
Kansas, continued:                                                                                     Amount                Value
                                                                                                       ------                -----
  Rural Water Finance Authority, District #13 Revenue Bond, Series F,                           $      400,000       $      410,000
    5.90%, 6/1/11, Callable 6/1/01 @ 100
  Salina Hospital Revenue, 5.30%, 10/1/13, Callable 10/1/03 @100, AMBAC                                750,000              755,624
  Salina, Internal Improvement, Series P-240, 5.50%, 10/1/99                                           100,000              102,625
  Salina, Water & Sewer Revenue, 5.00%, 9/1/07, Callable 9/1/02 @ 100,                                 330,000              334,125
    MBIA
  Scott City, Water System, Series A, 5.25%, 9/1/04, Callable 9/1/02 @                                 130,000              132,763
    100
  Scott City, Water System, Series A, 5.40%, 9/1/05, Callable 9/1/02 @                                 140,000              143,150
    100
  Scott City, Water System, Series A, 5.60%, 9/1/06, Callable 9/1/02 @                                 140,000              143,150
    100
  Scott City, Water System, Series A, 5.70%, 9/1/07, Callable 9/1/02 @                                 150,000              154,500
    100
  Scott City, Water System, Series A, 5.80%, 9/1/08, Callable 9/1/02 @                                 145,000              149,713
    100
  Scott County, School District #466, GO, Series 1993, 5.38%, 9/1/06,                                  685,000              695,274
    Callable 9/1/01 @ 100
  Sedgwick & Shawnee Counties Single Family Revenue, 4.90%, 6/1/16                                     785,000              788,924
  Sedgwick & Shawnee Counties, Series B-II, 7.80%, 5/1/14, Callable                                    185,000              205,350
    11/1/04 @ 103, GNMA
  Sedgwick & Shawnee Counties, Single Family Revenue, Series B-1,                                      440,000              509,300
    8.05%, 5/1/14, GNMA
  Sedgwick & Shawnee Counties, Single Family Revenue, Series B-II,                                      80,000               84,200
    5.25%, 11/1/04, GNMA
  Sedgwick & Shawnee Single Family Revenue, 5.50%, 6/1/29                                            1,250,000            1,370,312
  Sedgwick County Family Mortgage Series A-2, 6.50%, 12/1/16, Callable                                 900,000              959,624
    12/1/07 @ 105, GNMA
  Sedgwick County, GO, Series B, 4.05%, 8/1/98                                                         250,000              250,493
  Sedgwick County, Mortgage Loan Revenue, Series A, 7.30%, 12/1/12,                                    535,000              572,450
    Callable 9/1/01 @ 103, GNMA
  Sedgwick County, Public Building, 5.00%, 8/1/16, Callable 8/1/04 @100                                400,000              391,500
  Sedgwick County, School District #262, GO, Valley Center, 5.10%,                                     100,000               96,224
    11/1/98, MBIA
  Sedgwick County, School District #266, GO, 5.25%, 9/1/13, Callable                                   650,000              656,500
    9/1/02 @ 101, FGIC
  Seward County, GO, Series B, 6.00%, 8/15/08, Callable 8/15/01 @ 100,                                 250,000              259,375
    AMBAC
  Seward County, GO, Series B, 6.00%, 8/15/13, Callable 8/15/01 @ 100,                                 250,000              259,063
    AMBAC
  Seward County, School District #480, GO, Series 1992, 5.00%, 12/1/00,                                500,000              504,445
    Callable 12/1/98 @ 100, MBIA
  Seward County, School District #483, Kismet-Plains, GO, 5.20%,                                       600,000              607,500
    10/1/12, Callable 10/1/06 @ 100
  Seward County, Single Family Mortgage Revenue, Series B, 8.00%,                                      275,000              296,656
    5/1/11, Callable 11/1/01 @ 103
  Shawnee County, GO, Series 1992 C, 5.60%, 9/1/04, Callable 9/1/02 @                                  500,000              524,375
    100
  Shawnee County, GO, Series B, 5.50%, 9/1/09, Callable 9/1/03 @ 100                                   250,000              258,438
  Shawnee County, GO, Series B, 5.50%, 9/1/11, Callable 9/1/03 @ 100                                   250,000              256,563
  Shawnee County, Health Care Revenue, 5.15%, 8/15/10, Callable 8/15/05                                500,000              506,875
    @ 100, FSA
  Shawnee County, Revenue Bond, 4.70%, 12/1/04, Callable 12/1/03 @ 102                                 230,000              232,875
  Shawnee County, Revenue Bond, 5.00%, 12/1/10, Callable 12/1/03 @ 102                                 360,000              353,700
  Shawnee County, School District #345, GO, 7.20%, 9/1/98, MBIA                                        250,000              256,735
  Shawnee County, School District #345, GO, 5.75%, 9/1/11, Callable                                    250,000              260,625
    9/1/04 @ 100, MBIA
  Shawnee County, School District #437, Auburn-Washburn, GO, 5.25%,                                    250,000              252,813
    9/1/11, Callable 9/1/04 @ 100
  Shawnee County, School District #437, Auburn-Washburn, GO, 5.25%,                                    350,000              353,063
    9/1/12, Callable 9/1/04 @ 100
  Shawnee County, School District #437, Auburn-Washburn, GO, 5.25%,                                    175,000              175,875
    9/1/13, Callable 9/1/04 @ 100

continued

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                      Principal             Market
Kansas, continued:                                                                                     Amount                Value
                                                                                                       ------                -----
     Shawnee County, School District #437, Auburn-Washburn, GO, Series                         $       700,000      $       758,624
          1992, 6.25%, 3/1/03, Callable 3/1/02 @ 100, FGIC
     State Department of Transportation, Highway Revenue, 5.38%, 3/1/13                              1,000,000            1,012,499
     State Department of Transportation, Highway Revenue, Series 1993,                                 250,000              257,188
          5.00%, 3/1/04, Callable 3/1/03 @ 102
     State Development Finance Authority Revenue, 4.45%, 5/1/01                                        355,000              359,438
     State Development Finance Authority Revenue, 5.13%, 6/1/06, Callable                              250,000              257,813
          6/1/03 @ 102, AMBAC
     State Development Finance Authority Revenue, 5.20%, 5/1/07, Callable                              120,000              125,850
          5/1/04 @ 101, MBIA
     State Development Finance Authority Revenue, 5.40%, 5/1/09, Callable                              135,000              141,581
          5/1/04 @ 101, MBIA
     State Development Finance Authority Revenue, 5.45%, 5/1/10, Callable                              100,000              105,250
          5/1/04 @ 101, MBIA
     State Development Finance Authority Revenue, 5.50%, 5/1/11, Callable                              100,000              105,250
          5/1/04 @ 101, MBIA
     State Development Finance Authority Revenue, 5.55%, 5/1/12, Callable                              100,000              105,250
          5/1/04 @ 101, MBIA
     State Development Finance Authority Revenue, 5.75%, 5/1/14, Callable                              370,000              388,038
          5/1/03 @ 102
     State Development Finance Authority Revenue, 5.50%, 5/1/14, Callable                            1,000,000            1,026,249
          5/1/07 @ 100 (c)
     State Development Finance Authority Revenue, Department of                                        250,000              260,938
          Corrections, El Dorado, Project L, 5.63%, 2/1/03, Callable 2/1/00 @
          102, MBIA
     State Development Finance Authority Revenue, Project K-II, 5.50%,                                 500,000              511,875
          10/1/10, Callable 10/1/01 @ 101
     State Development Finance Authority Revenue, Project K-II, 5.60%,                                 500,000              512,500
          10/1/11, Callable 10/1/01 @ 101
     State Development Finance Authority Revenue, Series J, 5.40%, 4/1/10,                             500,000              516,250
          Callable 4/1/05 @ 100
     State Development Finance Authority, Health Facilities Revenue, Hays                              500,000              500,000
          Medical Center Inc., 5.38%, 11/15/16
     State Development Finance Authority, Health Facilities Revenue, Hays                              500,000              502,500
          Medical Center Inc., 5.50%, 11/15/17, Callable 11/15/07 @ 100, MBIA
     State Development Finance Authority, Health Facilities Revenue,                                   475,000              500,531
          Stormont Health Care, 5.40%, 11/15/05, MBIA
     State Development Finance Authority, Health Facilities Revenue,                                   500,000              525,625
          Stormont Health Care, 5.75%, 11/15/10, Callable 11/15/06 @ 100, MBIA
     State Development Finance Authority, Health Facilities Revenue,                                   500,000              520,625
          Stormont Health Care, 5.80%, 11/15/16, Callable 11/15/06 @ 100, MBIA
     State Development Financial Authority , Health Facilities Revenue,                                500,000              511,875
          Hays Medical Center, Series B, 5.38%, 11/15/10, Callable 11/15/07 @
          100, MBIA
     State Turnpike Authority Revenue Bond, 5.40%, 9/1/09, Callable 9/1/03                             260,000              268,450
          @102, AMBAC
     Sumner County, Bridge Improvement, GO, Series 1992, 6.00%, 11/1/04,                               435,000              463,819
          Callable 11/1/01 @ 100, AMBAC
     Sumner County, Bridge Improvement, GO, Series 1992, 6.00%, 11/1/05,                               250,000              265,938
          Callable 11/1/01 @ 100, AMBAC
     Sumner County, School District #357, Belle Plaine, GO, 5.55%, 9/1/13,                             375,000              383,438
          Callable 9/1/03 @ 100
     Thomas County, School District #315, GO, Series 1993, 4.20%, 9/1/01,                              150,000              149,250
          FSA
     Thomas County, School District #315, GO, Series 1993, 4.30%, 9/1/02,                              160,000              159,400
          FSA
     Thomas County, School District #315, GO, Series 1993, 4.40%, 9/1/03,                              165,000              164,794
          FSA
     Thomas County, School District #315, GO, Series 1993, 4.60%, 9/1/04,                              175,000              175,656
          Callable 9/1/03 @ 100 FSA
     Topeka, GO, Series A, 5.50%, 8/15/16, Callable 8/15/01 @ 101                                      500,000              506,250
     Topeka, GO, Series C, 5.50%, 8/15/05, Callable 8/15/99 @ 101                                      250,000              255,938
     Topeka, Hospital Revenue, 6.75%, 11/15/00, MBIA                                                   500,000              538,125

THE INTRUST FUNDS TRUST
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
October 31, 1997


                                                                                                      Principal              Market
Kansas, continued:                                                                                     Amount                Value
                                                                                                       ------                -----
     Wellington, Electric Waterworks & Sewer Revenue, 7.05%, 5/1/06,                           $       250,000      $       293,750
          Callable 5/1/02 @ 100, AMBAC
     Wellington, Electric Waterworks & Sewer Revenue, 6.25%, 5/1/12,                                   250,000              264,375
          Callable 5/1/02 @ 100, AMBAC
     Wichita, GO, 4.70%, 9/1/12, Callable 9/1/04 @101                                                  565,000              547,344
     Wichita, GO, Series 746, 5.30%, 9/1/12, Callable 9/1/04 @ 100                                     750,000              764,999
     Wichita, Hospital Revenue, 6.00%, 7/1/04, Callable 1/2/98 @ 100                                   892,000              947,749
     Wichita, Multifamily Housing Revenue, 5.90%, 12/1/16, Callable                                    660,000              683,099
          12/1/05 @ 102
     Wichita, Single Family Mortgage Revenue, Series A, 7.10%, 9/1/09,                                 295,000              316,756
          Callable 3/1/03 @ 103
     Wichita, Water & Sewer Utilities Revenue, 5.60%, 10/1/05, Callable                                750,000              777,187
          10/1/00 @ 101, FGIC
     Wichita, Water & Sewer Utilities Revenue, 4.75%, 10/1/08, Callable                                405,000              405,000
          10/1/04 @ 101, FGIC
     Wichita, Water & Sewer Utilities Revenue, 4.88%, 10/1/09, Callable                                900,000              902,249
          10/1/04 @ 101, FGIC
     Winfield, Sales Tax Revenue, 5.10%, 9/1/06, Callable 9/1/03 @ 100                                 100,000              101,875
     Winfield, Sales Tax Revenue, 5.25%, 9/1/07, Callable 9/1/03 @ 100                                 100,000              101,875
     Winfield, Sales Tax Revenue, 5.40%, 9/1/08, Callable 9/1/03 @ 100                                 100,000              101,875
     Wyandotte County, School District #203, Piper, GO, Series 1992,                                   140,000              144,025
          5.75%, 9/1/03, Callable 9/1/01 @ 100
     Wyandotte County, School District #203, Piper, GO, Series 1992,                                   295,000              303,481
          5.90%, 9/1/04, Callable 9/1/01 @ 100
     Wyandotte County, School District #203, Piper, GO, Series 1992,                                   500,000              517,500
                                                                                                                            -------
          6.60%, 9/1/13, Callable 9/1/01 @ 100
  Total Kansas                                                                                                           99,547,908
                                                                                                                         ----------

Puerto Rico  (3.6%)
     Puerto Rico Commonwealth, Highway & Transportation Authority, Highway                             500,000              513,125
           Revenue, Series X, 5.00%, 7/1/02
     Puerto Rico, Electric Power Authority Revenue, Series S, 6.13%,                                 1,000,000            1,127,500
          7/1/09, MBIA-IBC
     Puerto Rico, Electric Power Authority Revenue, Series Z, 5.50%,                                 1,000,000            1,025,000
          7/1/14, Callable 7/1/05 @ 102, MBIA-IBC
     Puerto Rico, Public Buildings Authority, Education & Health                                       500,000              504,375
          Facilities Revenue, Series I, 6.00%, 7/1/12, Callable 7/1/99 @ 100
     Puerto Rico, Public Buildings Authority, Education & Health                                       500,000              516,250
                                                                                                                            -------
          Facilities Revenue, Series M, 5.75%, 7/1/15, Callable 7/1/03 @
          101.50, AMBAC
  Total Puerto Rico                                                                                                       3,686,250
                                                                                                                          ---------
  Total Municipal Bonds (Cost $100,825,889)                                                                             103,800,908
                                                                                                                        -----------

                                                                                                       Shares
                                                                                                       ------
INVESTMENT COMPANIES  (0.7%)
     Provident Institutional Muni-Cash Tax-Free Money Market Fund                                      726,629              726,629
                                                                                                                            -------
  Total Investment Companies (Cost $726,629)                                                                                726,629
                                                                                                                            -------


Total (Cost $101,552,518) (a)   -   100.9%                                                                      $       104,527,537
                                                                                                                        ===========

---------------
Percentages indicated are based on net assets of $103,615,860.
    (a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:


                           Unrealized appreciation                     $   3,061,993
                           Unrealized depreciation                           (86,974)
                                                                   -----------------
                           Net unrealized appreciation                 $   2,975,019
                                                                   -----------------

    (b) When-Issued security
    (c) Segregated assets to be used to fulfill commitments related to the when-issued security

    AMBAC = Insured by American Municipal Bond Assurance Corporation COP = Certificate of Participation
    FGIC = Insured by Federal Guarantee Insurance Corp.
    FHA = Insured by Federal Housing Authority
    FSA = Insured by Federal Security Assurance
    GNMA = Insured by Government National Mortgage Association
    GO = General Obligation
    MBIA = Insured by Municipal Bond Insurance Association
    SO = Special Obligations




See notes to financial statements

THE INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1997

--------------------------------------------------------------------------------

1. Organization:

   The INTRUST Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company established as a Delaware business trust. The Trust is authorized to offer two classes of shares: Institutional Service and Institutional Premium. The Institutional Premium shares, which have not yet been offered for sale, may be subject to additional Shareholder Servicing fees. The Trust currently consists of six active funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, the Short-Term Bond Fund, the Intermediate Bond Fund, the Stock Fund, the International Multi-Manager Stock Fund, and the Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). Each Fund is currently offered in the Institutional Service Class only.

   The Money Market Fund seeks to provide current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations. The Short-Term Bond Fund seeks a high level of current income consistent with liquidity and safety of principal by investing primarily in investment grade short-term obligations. The Intermediate Bond Fund seeks current income consistent with managing for total return by investing in fixed income securities. The Stock Fund seeks long-term capital appreciation by investing in common stocks issued by companies with large market capitalization. The International Multi-Manager Stock Fund seeks long-term capital appreciation by investing in equity securities of issuers based outside the United States. This Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust. The percentage of the AMR Investment Services Trust International Equity Fund owned by the Fund as of October 31, 1997 was approximately 5.4%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements. The Kansas Tax-Exempt Bond Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in municipal obligations with maturities ranging from 1 to 15 years.

   As approved by its shareholders at a special shareholders meeting held April 28, 1997, effective May 17, 1997, the Kansas Tax Free Income Portfolio (the "SEI Fund") of the SEI Tax-Exempt Trust (the "SEI Trust") was reorganized into the Fund as transacted by (a) the tax-free transfer of all the assets and liabilities of the SEI Fund to the Fund in exchange for shares of the Fund; (b) the distribution of the Fund's shares to shareholders of the SEI Fund; and (c) the termination of the SEI Fund as a series of the SEI Trust. The Fund retained the investment objectives and assumed the financial reporting history of the SEI Fund.

   Effective September 1, 1997, the Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31,to October 31. The accompanying financial statements and financial highlights are for the period from September 1, 1997 through October 31, 1997 and for the years ended August 31, 1996 and prior.

2. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principals. The preparation of financial statements requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                  -continued-

THE INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1997

--------------------------------------------------------------------------------
   Security Valuation

   Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

   Investment in common stocks, corporate bonds, municipal bonds, asset backed securities and U.S. Government securities of the Short-Term Bond Fund, the Intermediate Bond Fund, the Stock Fund, and the Kansas Tax-Exempt Bond Fund, (the "variable net asset value funds") are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which securities are normally traded or by an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Restricted securities and other securities for which quotations are not readily available are valued at fair value using pricing methods approved by the Board of Trustees. Investments in investment companies are valued at their respective net asset value as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

   Security Transactions and Related Income
   Security transactions are accounted for on a trade date basis.

       Investment Income for all Funds Except for the International Multi-Manager Stock Fund
       Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

       Investment Income for the International Multi-Manager Stock Fund
       The Fund records daily its proportionate share of the income and unrealized and realized gains and losses of the International Equity Portfolio of the AMR Investment Services Trust.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:
   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date.

  Expenses
  Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on relative net assets. In addition to accruing its own expenses the International Multi-Manager Stock Fund records daily its proportionate share of the expenses of the International Equity Portfolio of the AMR Investment Services Trust.

                                  -continued-

THE INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1997

--------------------------------------------------------------------------------
  Dividends and Distributions to Shareholders
  Dividends from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Dividends from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid at least once annually. Dividends from net realized capital gains, if any, are distributed at least annually

  Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

  These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

  As of October 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                              Accumulated
                                             Undistributed        Accumulated Net
                                             Net Investment     Realized Gain (Loss)
                                                 Income           on Investments
                                                 ------           --------------
 Money Market Fund                           $    12,264           $       ----
 Short-Term Bond Fund                              6,163                    602
 Intermediate Bond Fund                            5,167                  1,246
 Stock Fund                                        7,796                   ----
 International Multi-Manager Stock Fund           26,458               (497,296)

  Federal Income Taxes
  The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

  Organization Costs
  Costs incurred by the Trust in connection with its organization, including the fees and expenses of qualifying its shares for distribution have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations, except for the Kansas Tax-Exempt Bond Fund. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among the respective Funds pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

                                  -continued-

THE INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1997

--------------------------------------------------------------------------------

3. Shares of Beneficial Interest:

   The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through six series and two classes: Institutional Service and Institutional Premium. As of and for the periods ending October 31, 1997, no shareholders were in the Institutional Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

4. Investment Advisory, Administrative, and Distribution Agreements:

   The Trust and INTRUST Bank, N.A. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company.

   The Adviser is party to a sub-investment advisory agreement under which the subadvisers are entitled to receive a fee from the Adviser, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.20% of the Money Market Fund; 0.125% of the Short-Term Bond Fund and the Intermediate Bond Fund; and 0.45% of the Stock Fund. The individual subadvisers are listed as follows:

      AMR Investment Services, Inc. - The Money Market Fund

      Galliard Capital Management, Inc. - The Short-Term Bond Fund and the
                                           Intermediate Bond Fund

      Ark Asset Management, Inc. - The Stock Fund

   The Trust and BISYS Fund Services (the "Administrator") are parties to an administrative services contract under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% of the Funds' average daily net assets except the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%. For the Kansas Tax-Exempt Bond Fund, prior to May 17, 1997, administrative services were provided by SEI Fund Management at an annual rate of 0.15%.

   The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The plan was effective starting May 17, 1997 for the Kansas Tax-Exempt Bond Fund. As provided under the Plan the Trust will pay the Distributor 0.25% per annum of the average daily net assets of the Funds. The Kansas Tax-Exempt Bond Fund will not incur any distribution expenses during its first year of operation.

   Other financial organizations also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.08% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organizations has a servicing relationship. The Institutional Premium Class may pay additional

                                  -continued-

THE INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1997

--------------------------------------------------------------------------------
   fees up to 0.50% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

   Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived. For the Kansas Tax-Exempt Bond Fund fees are waived to maintain total annual operating expenses at no more than 0.21% per year of average daily net assets.

   Information regarding these transactions is as follows for the period ending October 31, 1997:

                                      Money
                                      Market         Short-Term     Intermediate
                                      Fund           Bond Fund      Bond Fund
                                      ----           ---------      ---------
  Investment Advisory Fees Waived     $72,463        $67,807        $29,767
  Administration Fees Waived          ---            $2,840         $2,945
  12b-1 Fees Waived                   $120,770       $80,723        $67,653

  Fund Accounting Fees                $24,065        $27,504        $27,711
  Transfer Agent Fees                 $3,933         $2,660         $2,630
                                                     International  Kansas
                                                     Multi-Manager  Tax-Exempt
                                      Stock Fund     Stock Fund     Bond Fund(a)
                                      ----------     ----------     ------------
  Investment Advisory Fees Waived     $55,060        $10,897        $50,811
  Administration Fees Waived          $2,942         $7,743         $33,874
  12b-1 Fees Waived                   $105,886       $54,482        ---
  Shareholder Services Fees Waived    ---            ---            $13,550
  Custody Fees Waived                 ---            ---            $3,387
  Reimbursed Fees                     ---            ---            $1,761
  Fund Accounting Fees                $26,079        $23,303        $17,492
  Transfer Agent Fees                 $2,990         $2,429         $2,371

    (a) For the period from September 1, 1997 through October 31, 1997

5. Securities Transactions:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the period ended October 31,1997 were as follows:

                                        Purchases           Sales
                                        ---------           -----
  Short-Term Bond Fund                  $83,718,970         $31,604,523
  Intermediate Bond Fund                $78,826,580         $34,547,347
  Stock Fund                            $105,110,674        $34,592,132
  Kansas Tax-Exempt Bond Fund(a)        $11,305,501         $5,968,908

     (a) For the period from September 1, 1997 through October 31, 1997

                                  -continued-

THE INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1997

--------------------------------------------------------------------------------
6. Concentration of Credit Risk:

   The Kansas Tax-Exempt Fund invests in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

   The Fund invests in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 1997 the percentage of portfolio investments by each revenue source were as follows:

           General Obligation Bonds           49.3%
           Revenue Bonds                      47.3%
           Educational Bonds                   3.0%
           Certificates of Participation       0.4%

7. Federal Income Taxes:

   At October 31, 1997, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any:

                                                   Short-Term    Intermediate
                                                    Bond Fund     Bond Fund
                                                   ----------    ------------
   Expires in 2005................................  $  43,071     $ 118,226

   It is the intent of the Board of Trustees not to distribute any realized gains until carryforwards have been offset or expired.


8. Exempt-Interest Income Designation (Unaudited):

   The Kansas Tax-Exempt Fund designated $4,503,401 in exempt-interest dividends for the taxable year ended August 31, 1997.

THE INTRUST FUNDS TRUST
Financial Highlights
================================================================================

                                                          Money Market
                                                              Fund
                                                         --------------
                                                           January 23,
                                                             1997 to
                                                           October 31,
                                                            1997 (a)
                                                         --------------

Net Asset Value, Beginning of Period                     $        1.000
                                                         --------------
Investment Activities:
    Net investment income                                         0.038
    Net realized and unrealized gains (losses)
      from investments                                            0.000
                                                         --------------
      Total from Investment Activities                            0.038
                                                         --------------
Distributions:
    Net investment income                                        (0.038)
    In excess of net investment income                              ---
    Net realized gains                                            0.000
    In excess of net realized gains                                 ---
                                                         --------------
      Total Distributions                                        (0.038)
                                                         --------------
Net Asset Value, End of Period                           $        1.000
                                                         ==============

Total Return                                                       3.86% (b)

Ratios/Supplementary Data:
    Net Assets at end of period (000)                    $       55,566
    Ratio of expenses to average net assets                        0.71% (c)
    Ratio of net investment income to average net assets           4.92% (c)
    Ratio of expenses to average net assets*                       1.11% (c)
    Ratio of net investment income to average net assets*          4.52% (c)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

See notes to financial statements.

THE INTRUST FUNDS TRUST
Financial Highlights
================================================================================


                                                                Short-Term
                                                                 Bond Fund
                                                         --------------------------
                                                                January 21,
                                                                  1997 to
                                                                October 31,
                                                                 1997 (a)
                                                         --------------------------
Net Asset Value,
  Beginning of Period                                    $                    10.00
                                                         --------------------------
Investment Activities:
             Net investment income                                             0.42
             Net realized and unrealized gains (losses)
               from investments                                                0.08
                                                         --------------------------
               Total from Investment Activities                                0.50
                                                         --------------------------
Distributions:
             Net investment income                                            (0.42)
             In excess of net investment income                                 ---
             Net realized gains                                                 ---
             In excess of net realized gains                                    ---
                                                         --------------------------
               Total Distributions                                            (0.42)
                                                         --------------------------
Net Asset Value,
  End of Period                                          $                    10.08
                                                         ==========================

Total Return                                                                   5.13% (b)

Ratios/Supplementary Data:
             Net Assets at end of period (000)           $                   52,682
             Ratio of expenses to
               average net assets                                              0.78% (c)
             Ratio of net investment income
               to average net assets                                           5.48% (c)
             Ratio of expenses to
               average net assets*                                             1.25% (c)
             Ratio of net investment income
               to average net assets*                                          5.01% (c)

             Portfolio turnover                                               84.41%

------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

THE INTRUST FUNDS TRUST
Financial Highlights
================================================================================

                                                               Intermediate
                                                                 Bond Fund
                                                               --------------
                                                                January 21,
                                                                  1997 to
                                                                October 31,
                                                                  1997 (a)
                                                               --------------
Net Asset Value,
  Beginning of Period                                          $        10.00
                                                               --------------
Investment Activities:
  Net investment income                                                  0.45
  Net realized and unrealized gains (losses)
    from investments                                                     0.21
                                                               --------------
    Total from Investment Activities                                     0.66
                                                               --------------
Distributions:
  Net investment income                                                 (0.45)
  In excess of net investment income                                      ---
  Net realized gains                                                      ---
                                                               --------------
    Total Distributions                                                 (0.45)
                                                               --------------
Net Asset Value,
  End of Period                                                $        10.21
                                                               ==============

Total Return                                                             6.77% (b)

Ratios/Supplementary Data:
  Net Assets at end of period (000)                            $       46,492
  Ratio of expenses to
    average net assets                                                   0.90% (c)
  Ratio of net investment income
     to average net assets                                               5.83% (c)
  Ratio of expenses
    to average net assets *                                              1.27% (c)
  Ratio of net investment income
      to average net assets *                                            5.46% (c)

  Portfolio turnover                                                   108.73%

------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.

See notes to financial statements.

THE INTRUST FUNDS TRUST
Financial Highlights
================================================================================


                                                                   Stock
                                                                   Fund
                                                         --------------------------
                                                                January 21,
                                                                  1997 to
                                                                October 31,
                                                                 1997 (a)
                                                         --------------------------
Net Asset Value,
  Beginning of Period                                    $                    10.00
                                                         --------------------------
Investment Activities:
        Net investment income                                                  0.04
        Net realized and unrealized gains (losses)
          from investments                                                     1.27
                                                         --------------------------
          Total from Investment Activities                                     1.31
                                                         --------------------------
Distributions:
        Net investment income                                                   ---
          In excess of net investment income                                    ---
        Net realized gains                                                      ---
          In excess of net realized gains                                       ---
                                                         --------------------------
          Total Distributions                                                   ---
                                                         --------------------------
Net Asset Value,
  End of Period                                          $                    11.31
                                                         ==========================

Total Return                                                                  13.10% (b)

Ratios/Supplementary Data:
        Net Assets at end of period (000)                $                   79,834
        Ratio of expenses to
          average net assets                                                   1.41% (c)
        Ratio of net investment income
          to average net assets                                                0.63% (c)
        Ratio of expenses to
          average net assets *                                                 1.80% (c)
        Ratio of net investment income
          to average net assets *                                              0.24% (c)

        Portfolio turnover                                                    71.76%
        Average commission rate paid (d)                 $                   0.0560

------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the dollar amount of commission paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

See notes to financial statements.

THE INTRUST FUNDS TRUST
Financial Highlights
================================================================================

                                                          International
                                                          Multi-Manager
                                                           Stock Fund
                                                         ---------------
                                                           January 20,
                                                            1997 to
                                                           October 31,
                                                            1997 (a)
                                                         ---------------
Net Asset Value,
  Beginning of Period                                    $         10.00
                                                         ---------------
Investment Activities:
    Net investment income                                           0.11
    Net realized and unrealized gains (losses)
      from investments                                              0.86
                                                         ---------------
      Total from Investment Activities                              0.97
                                                         ---------------
Distributions:
    Net investment income                                           ---
    In excess of net investment income
    Net realized gains                                              ---
                                                         ---------------
      Total Distributions                                           ---
                                                         ---------------
Net Asset Value,
  End of Period                                          $         10.97
                                                         ===============

Total Return                                                        9.70% (b)

Ratios/Supplementary Data:
    Net Assets at end of period (000)                    $        41,135
    Ratio of expenses to
      average net assets                                            1.42% (c)
    Ratio of net investment income
      to average net assets                                         1.91% (c)
    Ratio of expenses to
      average net assets*                                           1.75% (c)
    Ratio of net investment income
      to average net assets*                                        1.58% (c)

      Portfolio turnover                                             ---  (d)
      Average commission rate paid                                   ---  (d)


-------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Refer to AMR Investment Services International Equity Trust Portfolio Financial Highlights.

See notes to financial statements.

THE INTRUST FUNDS TRUST
Financial Highlights
================================================================================

                                                                                Kansas Tax-Exempt Bond Fund (a)
                                                                 --------------------------------------------------------------
                                                    For the
                                                   Period from                      Years Ended August 31,
                                                   September 1,  --------------------------------------------------------------
                                                     1997 to
                                                   October 31,     1997         1996         1995          1994         1993
                                                     1997 (b)
                                                 --------------  -------------------------------------------------------------
Net Asset Value,
  Beginning of Period                            $    10.66   $    10.51   $    10.63    $      10.47   $   10.91  $     10.50
                                                 ----------   ----------   ----------    ------------   ---------  -----------
Investment Activities:
     Net investment income                             0.09         0.55         0.56            0.57        0.57         0.58
     Net realized and unrealized gains (losses)
       from investments                                0.07         0.19        (0.12)           0.16       (0.42)        0.46
                                                 ----------   ----------   ----------    ------------   ---------  -----------
       Total from Investment Activities                0.16         0.74         0.44            0.73        0.15         1.04
                                                 ----------   ----------   ----------    ------------   ---------  -----------
Distributions:
     Net investment income                            (0.09)       (0.59)       (0.56)          (0.57)      (0.57)       (0.58)
     In excess of net investment income              ---          ---          ---             ---          (0.02)       (0.05)
                                                 ----------   ----------   ----------    ------------   ---------  -----------
       Total Distributions                            (0.09)       (0.59)       (0.56)          (0.57)      (0.59)       (0.63)
                                                 ----------   ----------   ----------    ------------   ---------  -----------

Net Asset Value,
  End of Period                                  $    10.73   $    10.66   $    10.51    $      10.63   $   10.47  $     10.91
                                                 ==========   ==========   ==========    ============   =========  ============

Total Return                                           1.5(c)       7.27%        4.23%           7.23%       1.41%       10.38%

Ratios/Supplementary Data:
     Net Assets at end of period (000)           $ 103,616    $   96,780   $   72,065    $     65,834   $  62,346  $    58,197
     Ratio of expenses to
      average net assets                               0.2(d)       0.21%        0.21%           0.21%       0.21%        0.21%
     Ratio of net investment income
      to average net assets                            5.1(d)       5.20%        5.31%           5.47%       5.36%        5.56%
     Ratio of expenses to
      average net assets *                             0.8(d)       0.62%        0.51%           0.51%       0.54%        0.51%
     Ratio of net investment income
      to average net assets *                          4.4(d)       4.79%        5.01%           5.17%       5.03%        5.26%

     Portfolio turnover                                5.87%        8.78%       12.71%          17.60%      10.57%       23.04%

------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)    Formerly the Kansas Tax Free Income Portfolio of the SEI Tax-Exempt
       Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end to October 31, 1997.
(c)    Not annualized.
(d)    Annualized








See notes to financial statements.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio (the "Portfolio") (a separate fund of the AMR Investment Services Trust) including the schedule of investments as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of investments owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                 Ernst & Young LLP

Dallas, Texas
December 19, 1997


 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
 Statements of Assets and Liabilities
 October 31, 1997
----------------------------------------------------------------------------------------------

 ASSETS:

      Investments in securities at value (cost - $664,005)                       $ 774,331,000
      Cash, including foreign currency........................................      31,919,000
      Unrealized appreciation on foreign currency contracts...................         542,000
      Dividends and interest receivable.......................................       2,190,000
      Reclaims receivable.....................................................         794,000
      Receivable for investments sold.........................................       1,521,000
      Deferred organization costs.............................................          18,000
                                                                                --------------
              Total assets....................................................     811,315,000
                                                                                --------------
 LIABILITIES:
      Payable for investments purchased.......................................       1,144,000
      Payable upon return of securities loaned................................      47,053,000
      Management and investment advisory fees payable (Note 2)................       1,109,000
      Accrued organization costs..............................................          35,000
      Other liabilities.......................................................         301,000
                                                                                --------------
              Total liabilities...............................................      49,642,000
                                                                                --------------
 Net assets applicable to investors'  beneficial interests....................   $ 761,673,000
                                                                                ==============


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statement of Operations
Year Ended October 31, 1997
   ==============================================================================================================

INVESTMENT INCOME:
     Interest income.............................................................  $         2,891,000
     Dividend income (net of foreign taxes of $1,542)............................           15,631,000
     Income derived from securities lending, net.................................              322,000
                                                                                  --------------------
        Total investment income.................................................            18,844,000
                                                                                  --------------------
EXPENSES:
     Management and investment advisory
        fees (Note 2)............................................................            2,828,000
     Custodian fees..............................................................              515,000
     Professional fees...........................................................               25,000
     Amortization of orgainzation expenses.......................................               15,000
     Other expenses..............................................................               50,000
                                                                                  --------------------
        Total expenses...........................................................            3,433,000
                                                                                  --------------------
Net investment income............................................................           15,411,000
                                                                                  --------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments...........................................            24,290,000
     Net realized loss on foreign currency
        transactions.............................................................           (2,959,000)
     Change in net unrealized appreciation of
        investments...............................................................          77,517,000
     Change in net unrealized depreciation of foreign currency
        contracts and translations................................................         (20,412,000)
                                                                                  --------------------
        Net gain on investments...................................................          78,436,000
                                                                                  --------------------
Net increase in net assets resulting from
   operations..................................................................... $        93,847,000
                                                                                  ====================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Changes in Net Assets
================================================================================

                                                                                     Year Ended October 31,
                                                                         ----------------------------------------------
                                                                                 1997                       1996
                                                                         ---------------------      -------------------
INCREASE IN NET ASSETS:
OPERATIONS:
       Net investment income...........................................  $          15,411,000      $         8,135,000
       Net realized gain on investments and
         foreign currency transactions.................................             21,331,000               11,172,000
       Change in net unrealized appreciation
         (depreciation) of investments and
         foreign currency translations.................................             57,105,000               30,752,000
                                                                         ---------------------      -------------------
           Net increase in net assets
            resulting from operations..................................             93,847,000               50,059,000
                                                                         ---------------------      -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
       Contributions...................................................            397,499,000              397,164,000
                                                                         ---------------------      -------------------
       Withdrawals.....................................................           (134,169,000)             (42,727,000)
                                                                         ---------------------      -------------------
           Net increase in net assets resulting
            from transactions in investors'
            beneficial interests.......................................            263,330,000              354,437,000
                                                                         ---------------------      -------------------
Net increase in net assets.............................................            357,177,000              404,496,000
                                                                         ---------------------      -------------------
NET ASSETS:
    Beginning of period................................................            404,496,000                        0
                                                                         ---------------------      -------------------
    End of period......................................................  $         761,673,000      $       404,496,000
                                                                         =====================      ===================


-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-----------------------------------------------------------------------------------------------------------------------

RATIOS:
       Expenses to average net assets
        (annualized) ..................................................                   0.57%                    0.56%
       Net investment income to average net
        assets (annualized)............................................                   2.55%                    2.50%
       Portfolio turnover rate.........................................                     15%                      19%
       Average commission rate paid....................................  $              0.0164      $            0.0192

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 1997 (continued)
================================================================================

1.       Organization and Significant Accounting Policies

         The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

         AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

         The following is a summary of the significant accounting policies followed by the Portfolio.

   Security Valuation

         Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

   Security Transactions and Investment Income

         Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   Currency Translation

         All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

   Forward Foreign Currency Contracts

         The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 1997 (continued)
================================================================================



   Federal Income and Excise Taxes

         The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code. Accordingly, no provision for United States federal income or excise tax is necessary.


   Deferred Organization Expenses

         Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

2.       Transactions with Affiliates

   Management Agreement

         The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):


                                           Amount paid to     Net Amount paid to
Management Fee Rate    Management Fee    Investment Advisors        Manager
-------------------    --------------    -------------------        -------
   .25% - .90%            $2,828              $2,224                 $604


   Other

         Certain officers or trustees of the Portfolio are also officers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the period ended October 31, 1997, the cost of air transportation was not material to the Portfolio.

3.       Investment Transactions

         The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended October 31, 1997 were $315,060,000 and $84,780,000, respectively.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 1997 (continued)
================================================================================



4.       Commitments

         In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1997, the Portfolio had outstanding forward foreign currency contracts as follows:


Contracts to Deliver
--------------------
(amounts in thousands)                              Settlement                                   Unrealized
                                                       Date                 Value                Gain/(Loss)
                                                -------------------  --------------------   ----------------------
                  3,500    AUD                       1/12/98           $           2,734       $                1
                     56    CHF                       11/3/97                          40                        -
                    102    DEM                       11/3/97                          59                        -
                300,000    ESP                       12/2/97                       2,058                      251
                 79,000    FRF                       6/19/98                      13,830                       12
                                                                     --------------------   ----------------------

Total contracts to deliver
(Receivable amount $18,985)                                            $          18,445       $              540
                                                                     ====================   ======================

Contracts to Receive
--------------------
(amounts in thousands)
                    187    AUD                       11/6/97           $             132       $                -
                     83    CHF                       11/3/97                          59                        -
                300,000    JPY                       11/5/97                       2,494                      (6)
                     52    SGD                       11/7/97                          33                        -
                  4,318    DEM                       11/4/97                       2,508                        8
                     69    DEM                       11/3/97                          40                        -
                     22    AUD                       11/7/97                          16                        -
                     25    AUD                       11/10/97                         17                        -
                                                                     --------------------   ----------------------

Total contracts to receive
(Payable amount $5,297)                                                $           5,299       $                2
                                                                     ====================   ======================

5.       Securities Lending

         The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors for a fee. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. At October 31, 1997, securities with a market value of approximately $51,436,000 were loaned by the Portfolio. The non-cash collateral for these loans totaled $7,446,000 and the cash collateral totaled $47,053,000.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 1997 (continued)
================================================================================


totaling $47,053,000. In addition, the custodian held non-cash collateral totaling $7,446,000. The Manager serves as Trustee and as investment adviser to the Business Trust. The Manager receives from the Business Trust an annualized fee equal to 0.10% of the average daily net assets of the Business Trust.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
================================================================================

                                                            Shares                    Value
                                                       ----------------         -----------------
AUSTRALIA COMMON STOCKS-3.29%
Australia & New Zealand Banking Group                           843,442              $  5,899,000
Brambles Industries, Limited                                    180,312                 3,475,000
CSR, Limited                                                    680,000                 2,368,000
Foster's Brewing Group, Limited                               1,027,800                 1,956,000
GIO Australia Holdings, Limited                                 486,509                 1,248,000
Goodman Fielder, Limited                                      1,150,000                 1,767,000
News Corporation, Limited                                       210,000                 1,008,000
News Corporation Preferred Rights                               345,000                 1,534,000
Pioneer International, Limited                                1,024,615                 2,716,000
QBE Insurance Group, Limited                                    536,496                 2,515,000
RGC, Limited                                                    275,000                   562,000
                                                                                     ------------
   Total Australia Common Stocks                                                       25,048,000
                                                                                     ------------

AUSTRIA-1.17%
PREFERRED STOCKS-0.27%
Bank Austria AG                                                  44,000                 2,013,000
                                                                                     ------------
   Total Austria Preferred Stocks                                                       2,013,000
                                                                                     ------------

COMMON STOCKS-0.90%
Boehler-Uddeholm AG                                              50,185                 3,605,000
Evn Energie-Versorgung Niederroesterreich AG                      3,960                   461,000
Mayr-Meinhof Karton AG                                           16,000                   853,000
VA Technologie AG                                                11,000                 1,956,000
                                                                                     ------------
   Total Austria Common Stocks                                                          6,875,000
                                                                                     ------------
 Total Austria                                                                          8,888,000
                                                                                     ------------

BELGIUM COMMON STOCKS-0.47%
Electrable SA                                                     4,400                   988,000
GIB Holdings, Limited NPV                                        22,000                 1,115,000
Solvay Et Cie, NPV                                               25,000                 1,507,000
                                                                                     ------------
   Total Belgium Common Stocks                                                          3,610,000
                                                                                     ------------

CANADA COMMON STOCKS-2.43%
Anderson Exploration, Limited                                   115,000                 1,265,000
Bank of Nova Scotia                                              67,839                 2,992,000
Canadian Imperial Bank of Commerce                              120,000                 3,509,000
IMASCO, Limited                                                 119,000                 3,784,000
Noranda, Incorporated                                           133,620                 2,352,000
Oshawa Group, Limited                                            66,000                 1,138,000
Potash Corporation of Saskatchewan                                6,520                   532,000
Telus Corporation                                               146,850                 2,944,000
                                                                                     ------------
   Total Canada Common Stocks                                                          18,516,000
                                                                                     ------------

DENMARK COMMON STOCKS-0.96%
BG Bank                                                          20,750                 1,335,000
Den Danske Bank                                                  13,400                 1,514,000
Nova Nordisk AS, "B"                                              6,850                   742,000
Teledanmark AS, "B"                                              16,700                   981,000
Unidanmark AS, "A"                                               40,800                 2,759,000
                                                                                     ------------
   Total Denmark Common Stocks                                                          7,331,000
                                                                                     ------------

FINLAND COMMON STOCKS-2.73%
Enso-Gutzeit OY, "R"                                            212,000                 1,990,000
Huhtamaki Group I Free                                           27,500                 1,134,000
Merita Bank, Limited                                            785,000                 3,844,000
Metra OY, "B"                                                                           3,247,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PROTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                        Shares        Value
                                                     ------------  -----------
Metsa-Serla OY, "B"                                       100,000      881,000
Nokia OY, "A"                                              43,500    3,805,000
Rauma OY                                                   50,878      955,000
UPM-Kymmene OY                                            221,030    4,923,000
                                                                   -----------
 Total Finland Common Stocks                                        20,779,000
                                                                   -----------
FRANCE COMMON STOCKS - 8.60%
Adecco SA                                                   2,820      917,000
Alcatel Alsthom CG                                         53,000    6,409,000
Axa SA                                                     35,542    2,439,000
Banque Nationale de Paris                                  68,190    3,021,000
Bertrande Faure                                            39,500    2,388,000
Bongrain SA                                                 2,370      873,000
Elf Aquitaine SA                                           78,300    9,713,000
France Telecom SA                                          29,449    1,117,000
Groupe Danone                                              19,200    2,942,000
La Farge-Coppee SA                                         97,218    6,087,000
Pechiney SA                                                41,800    1,723,000
Pernod-Ricard                                              78,934    3,666,000
Peugot SA                                                  12,800    1,452,000
Rhone-Poulenc, "A"                                         50,000    2,185,000
SA Des Galeries Lafayette                                     162       76,000
Saint Gobain                                               13,148    1,891,000
Schneider SA                                               37,500    2,007,000
Scor SA                                                    31,500    1,466,000
Seita                                                     109,712    3,507,000
Societe Generale                                           23,339    3,203,000
Total Petroleum Company, "B"                               48,200    5,359,000
Usinor Sacilor                                            186,702    3,098,000
Valeo SA                                                       13        1,000
                                                                   -----------
 Total France Common Stocks                                         65,540,000
                                                                   -----------
GERMANY - 4.64%
PREFERRED STOCKS - 0.81%
Dyckerhoff AG                                               7,614    2,345,000
Herlitz AG                                                 11,947      768,000
Volkswagen AG                                               6,700    3,087,000
                                                                   -----------
  Total Germany Preferrred Stocks                                    6,200,000
                                                                   -----------

COMMON STOCKS - 3.83%
BASF AG                                                    72,600    2,468,000
BAYER AG                                                  188,525    6,791,000
Commerzbank AG                                            160,550    5,504,000
Deutsche Bank AG                                           36,000    2,382,000
Hoechst AG                                                 44,000    1,694,000
Karstadt AG                                                 3,100    1,077,000
Muenchener Rueckversicherungs AG                            3,000      627,000
Varta AG (non-inocme producing)                             1,520      236,000
Veba AG                                                    87,300    4,920,000
Viag AG                                                     5,940    2,778,000
Volkswagen AG                                               1,150      684,000
                                                                   -----------
  Total Germany Common Stocks                                       29,161,000
                                                                   -----------
 Total Germany                                                      35,361,000
                                                                   -----------

HONG KONG COMMON STOCKS - 3.13%
Amoy Properties                                            20,500       18,000
Asia Satelite Telecommunications Holdings, Limited        275,000      662,000
Cheung Kong Holdings, Limited                             235,000    1,634,000
China Light and Power Company                             818,000    4,307,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                                Shares                     Value
                                                                        ---------------------     ---------------------
Dickson Concepts (International), Limited                                            643,000                 1,385,000
Hang Lung Development Company, Limited                                             1,268,000                 1,747,000
Hong Kong Aircraft Engineering Company, Limited                                        7,200                    19,000
Hong Kong Electric Holdings                                                          368,400                 1,249,000
Hong Kong Telecommunications, Limited                                              1,024,400                 1,961,000
HSBC Holdings, Limited                                                               114,500                 2,592,000
Hutchinson Whampoa, Limited                                                          200,000                 1,384,000
Hysan Development Company, Limited                                                    32,000                    67,000
National Mutual of Asia, Limited                                                   1,700,000                 1,540,000
New Asia Realty and Trust Company, Limited                                           135,000                   321,000
New World Development Company, Limited                                               656,000                 2,308,000
Peregrine Investments Holdings, Limited                                              605,000                   595,000
Peregrine Investments Holdings, Limited Warrants                                      55,000                     2,000
Swire Pacific, Limited, "A"                                                          383,500                 2,049,000
                                                                                                  ---------------------
 Total Hong Kong Common Stocks                                                                              23,840,000
                                                                                                  ---------------------
IRELAND COMMON STOCKS - 0.47%
Jefferson Smurfit                                                                  1,199,242                 3,554,000
                                                                                                  ---------------------
  Total Ireland Common Stocks                                                                                3,554,000
                                                                                                  ---------------------

ITALY - 3.31%
PREFERRED STOCKS - 0.15%
Concessioni E Contruzioni Autostrade                                                 525,000                 1,165,000
                                                                                                  ---------------------
    Total Italy Preferred Stocks                                                                             1,165,000
                                                                                                  ---------------------

COMMON STOCKS - 3.16%
Burgo (Cartiere) SPA                                                                 229,020                 1,371,000
Danieli Group Risp                                                                   473,960                 1,852,000
Eni SPA                                                                              778,000                 4,382,000
Fiat SPA                                                                             880,000                 2,804,000
Instituto Nazionale Delle Assicurazioni                                            1,300,000                 2,096,000
Mediaset                                                                             336,900                 1,531,000
Merloni Elettrodomestici SPA                                                         185,500                   697,000
STET Telecom Italia Non Convertible                                                  550,000                 3,453,000
STET Telecom Italia Risp                                                           1,452,209                 5,877,000
                                                                                                  ---------------------
    Total Italy Common Stocks                                                                               24,063,000
                                                                                                  ---------------------
 Total Italy                                                                                                25,228,000
                                                                                                  ---------------------

JAPAN COMMON STOCKS - 10.98%
Aisin Seiki Company, Limited                                                         151,000                 1,720,000
Aoyama Trading Company                                                                42,300                 1,136,000
Canon, Incorporated                                                                   90,000                 2,185,000
Chudenko Corporation                                                                  33,000                   804,000
Daibiru Corporation                                                                  168,000                 1,802,000
Daicel Chemical                                                                      271,000                   744,000
Fuji Photo Film Company                                                              222,000                 8,048,000
Hitachi Koki Company, Limited                                                         53,000                   257,000
Hitachi, Limited                                                                     324,000                 2,492,000
Japan Tobacco                                                                            388                 3,184,000
KAO Corporation                                                                      296,000                 4,135,000
Kioto Manufacturing Company, Limited                                                 375,000                 2,245,000
Matsushita Electric Industrial Company                                               264,000                 4,434,000
MOS Food Services                                                                     97,000                 1,298,000
NKK Corporation                                                                      711,000                   987,000
NEC Corporation                                                                       79,000                   867,000
Nichicon Corporation                                                                 234,000                 2,899,000
Nichido Fire & Marine Insurance                                                      393,000                 2,539,000
Nintendo Company, Limited                                                             35,200                 3,044,000
Nissan Motor Company                                                                 336,000                 1,791,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                                Shares                     Value
                                                                        ---------------------     ---------------------
Promise Company, Limited                                                              77,300                 4,525,000
Ryosan Company                                                                        12,000                   232,000
Sekisiu Chemical Company, Limited                                                    538,000                 4,236,000
Shionogi & Company                                                                   168,000                 1,021,000
Sony Corporation                                                                      97,800                 8,124,000
Sumitomo Marine & Fire Insurance                                                     442,000                 2,947,000
Sumitomo Rubber Industries                                                            86,000                   488,000
Suzuki Motor Corporation, Limited                                                    193,000                 2,054,000
TDK Corporation                                                                       30,000                 2,489,000
Toyo Seikan Kaisha                                                                   198,000                 3,111,000
Yamanouchi Pharmaceutical                                                            110,000                 2,707,000
Yamato Kogyo Company, Limited                                                        110,000                   869,000
Yodogawa Steel Works                                                                 499,000                 2,660,000
Yoshinoya D & C Company, Limited                                                          39                   412,000
Yoshitomi Pharmaceutical                                                             185,000                 1,181,000
                                                                                                  ---------------------
  Total Japan Common Stocks                                                                                 83,667,000
                                                                                                  ---------------------

MALAYSIA COMMON STOCKS - 0.72%
Arab Malaysian Finance                                                               780,000                   407,000
Bolton Properties                                                                    909,000                   377,000
Genting BHD                                                                          623,700                 1,750,000
Golden Hope Plantations BHD                                                          968,000                 1,260,000
Hicom Holdings BHD                                                                   506,300                   428,000
Kedah Cement Holdings BHD                                                            729,000                   459,000
Malaysian International Shipping Corporation BHD                                     459,666                   768,000
                                                                                                  ---------------------
  Total Malaysia Common Stocks                                                                               5,449,000
                                                                                                  ---------------------

MEXICO COMMON STOCKS - 0.19%
Alta, SA                                                                             121,000                   884,000
Grupo Mexico SA                                                                      145,000                   560,000
                                                                                                  ---------------------
  Total Mexico Common Stocks                                                                                 1,444,000
                                                                                                  ---------------------

NETHERLANDS COMMON STOCKS - 6.34%
ABN AMRO Holdings NV                                                                 162,700                 3,278,000
Aegon NV                                                                              34,000                 2,680,000
Akzo Nobel NV                                                                         63,150                11,132,000
Fortis Amev NV                                                                        51,654                 2,031,000
Hollandsche Beton Groep NV                                                           158,040                 3,168,000
Internationale Nederlanden Groep NV                                                  202,045                 8,485,000
Koninklijke Bijenkort Beheer NV                                                       17,400                 1,098,000
Koninklijke KNP BT                                                                    54,100                 1,232,000
Phillips Electronics                                                                 110,600                 8,662,000
Royal PTT Nederland NV                                                               115,410                 4,412,000
Unilever NV                                                                           40,000                 2,127,000
                                                                                                  ---------------------
  Total Netherlands Common Stocks                                                                           48,305,000
                                                                                                  ---------------------

NEW ZEALAND - 0.93%
FOREIGN BONDS - 0.01%
Brierley Investments, Limited,
 Subordinated Convertible, 9.00%, Due 6/30/1998                                           63                    43,000
                                                                                                  ---------------------
    Total New Zealand Foreign Bonds                                                                             43,000
                                                                                                  ---------------------

COMMON STOCKS - 0.92%
Brierley Investments, Limited                                                      1,600,000                 1,238,000
Carter Holt Harvey, Limited                                                          220,000                   384,000
Fisher & Paykel, Limited                                                             230,000                   732,000
Fletcher Challenge Building                                                          775,250                 2,345,000
Fletcher Challenge Forest                                                              8,284                     8,000
Fletcher Challenge Paper                                                             365,000                   601,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------


                                                        Shares                      Value
                                                   ---------------            ---------------
Lion Nathan, Limited                                       693,000                  1,677,000
                                                                              ---------------
        Total New Zealand Common Stocks                                             6,985,000
                                                                              ---------------
     Total New Zealand                                                              7,028,000
                                                                              ---------------

NORWAY COMMON STOCKS - 2.21%
Den Norsk Bank, Series A                                   387,600                  1,755,000
Kvaerner Industries AS                                      49,789                  2,564,000
Norsk Hydro AS                                              40,000                  2,203,000
Nycomed AS, Series B                                       293,225                  7,288,000
Saga Petroleum, Series B Free                              100,000                  1,771,000
Unitor AS                                                   80,000                  1,268,000
                                                                              ---------------
     Total Norway Common Stock                                                     16,849,000
                                                                              ---------------

SINGAPORE COMMON STOCKS - 0.71%
Fraser & Neave, Limited                                    230,000                  1,155,000
Hong Kong Land                                             673,847                  1,536,000
Inchcape Berhad                                            325,000                  1,025,000
Sembawang Corporation                                      295,000                    908,000
Singapore Finance, Limited                                 387,000                    362,000
Van Der Horst                                              440,000                    386,000
                                                                              ---------------
     Total Singapore Common Stock                                                   5,372,000
                                                                              ---------------

SPAIN COMMON STOCKS - 2.97%
Banco Popular Espanol                                       28,000                  1,655,000
Banco Santander SA                                         112,730                  3,160,000
Iberdrola SA                                               410,357                  4,912,000
Repsol SA (BR)                                             127,420                  5,347,000
Telefonica de Espana                                       277,400                  7,576,000
                                                                              ---------------
     Total Spain Common Stocks                                                     22,650,000
                                                                              ---------------

SOUTH KOREA COMMON STOCKS - 0.07%
Korea Electric Power Corporation                            37,500                    532,000
                                                                              ---------------
     Total South Korea Common Stocks                                                  532,000
                                                                              ---------------

SWEDEN COMMON STOCKS - 3.86%
Assidoman AB                                                56,000                  1,571,000
Astra AB, "B" Free                                          55,200                    856,000
Electrolux AB, "B"                                          92,085                  7,628,000
Esselte AB, Class "A"                                        2,000                     42,000
Esselte AB, Class "B"                                       17,000                    370,000
Granges AB                                                  22,050                    361,000
Marieberg Tidnings                                          77,267                  2,065,000
Nordbanken AS                                               35,900                  1,127,000
Pharmacia & Upjohn, Incorporated                            59,100                  1,883,000
Skandia Forsakrings AB                                      16,600                    776,000
SKF AB, "B" Free                                           112,100                  2,606,000
Sparbanken Sverige AB, "A"                                 144,900                  3,291,000
Stora Kopparsbergs Bergslags, "A"                           82,100                  1,135,000
Stora Kopparsbergs Bergslags, "B"                           25,800                    355,000
Svedala Industries, "A" Free                                90,000                  1,768,000
Svenska Cellulosa, "B" Free                                 52,600                  1,181,000
Volvo AB                                                    90,000                  2,357,000
                                                                              ---------------
     Total Sweden Common Stock                                                     29,372,000
                                                                              ---------------

SWITZERLAND COMMON STOCKS - 5.29%
ABB AG                                                       1,690                  2,209,000
Forbo Holding AG                                             3,280                  1,292,000
Holderbank Financial Glarus-B                                2,810                  2,268,000
Nestle SA                                                    8,021                 11,333,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
================================================================================

                                                             Shares                      Value
                                                      --------------------       -----------------------
Novartis AG                                                          2,879                     4,521,000
Schindler Holding AG (Reg)                                             140                       170,000
Schindler Holding AG (BR)                                            1,400                     1,549,000
Sig Schweitz Industries AG                                           2,200                     5,940,000
Societe Generale de Surveillance                                       240                       464,000
Sulzer AG                                                            4,279                     3,138,000
Swiss Reinsurance Company                                            3,876                     5,854,000
Zurich Versicherungs                                                 3,800                     1,573,000
                                                                               -------------------------
  Total Switzerland Common Stock                                                              40,311,000
                                                                               -------------------------
UNITED KINGDOM COMMON STOCKS - 20.39%
Aggreko, PLC                                                       502,977                     1,316,000
Albert Fisher Group, PLC                                           262,500                       164,000
Allied Domecq, PLC                                                 510,710                     4,132,000
Associated British Foods Group, PLC                                 46,600                       371,000
Bank of Scotland                                                   255,380                     2,123,000
Barclays, PLC                                                       27,900                       705,000
BAT Industries, PLC                                                827,564                     7,265,000
BG, PLC                                                          1,615,700                     7,065,000
British Energy, PLC                                                300,000                     1,954,000
British Telecommunications                                         640,900                     4,855,000
BTR, PLC                                                         1,978,800                     6,744,000
Bunzi, PLC                                                         121,100                       504,000
Burmah Castro, PLC                                                 221,050                     3,766,000
Burton Group,  PLC                                                 335,000                       712,000
Coats Viyella, PLC                                               1,649,500                     3,015,000
Commercial Union, PLC                                              487,600                     6,342,000
Cookson Group, PLC                                                 613,900                     2,460,000
Cortaulds, PLC                                                     362,000                     1,678,000
Cortaulds Textiles, PLC                                            150,000                       864,000
Danka Business Systems, PLC                                         64,700                       610,000
De La Rue, PLC                                                     197,800                     1,423,000
Energy Group, PLC                                                  124,000                     1,261,000
English China Claylord Group                                       348,410                     1,519,000
Grand Metropolitan, PLC                                            417,350                     3,755,000
Great Universal Stores                                             239,500                     2,849,000
Hanson, PLC                                                        724,600                     3,724,000
Harrisons & Crosfield, PLC                                       1,391,800                     2,952,000
Hillsdown Holdings, PLC                                          1,140,100                     3,231,000
Hyder, PLC                                                         289,000                     4,359,000
Imperial Chemical Industries, PLC                                   37,000                       552,000
Imperial Tobacco Group                                             195,100                     1,199,000
Inchcape, PLC                                                      150,000                       546,000
Kwik Save Group, PLC                                               264,000                     1,370,000
Lex Service                                                        350,000                     2,465,000
London Pacific Group, Limited                                       74,000                       259,000
Lucasvarity, PLC                                                   410,000                     1,403,000
Medeva, PLC                                                        255,000                       879,000
National Grid Group, PLC                                           300,000                     1,394,000
National Power, PLC                                                 50,000                       415,000
National Westminster Bank, PLC                                     485,419                     7,017,000
Northern Foods, PLC                                                500,000                     1,937,000
Peninsular & Orient Steam Company                                  269,158                     3,117,000
Pilkington, PLC                                                        363                         1,000
PowerGen, PLC                                                      310,400                     3,443,000
Premier Farnell, PLC                                               225,800                     1,757,000
Racal Electronics, PLC                                             320,404                     1,187,000
Reckitt & Colman, PLC                                              394,754                     6,034,000
Redland, PLC                                                     1,228,854                     7,006,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
--------------------------------------------------------------------------------

                                                                             Shares                Value
                                                                      --------------------  --------------------
Rolls Royce, PLC                                                                   305,273            1,074,000
Royal & Sun Alliance Insurance Group                                               342,325            3,298,000
Safeway, PLC                                                                       309,677            2,023,000
Salvesen (Christian), PLC                                                          502,977              843,000
Schell Transportation & Trading Company, PLC                                       135,000              956,000
Southern Electric, PLC                                                             175,900            1,348,000
Storehouse                                                                         762,900            2,814,000
Tate & Lyle, PLC                                                                   549,000            4,184,000
Tesco, PLC                                                                         343,819            2,720,000
Thames Water Group, PLC                                                            189,800            2,877,000
Unilever, PLC                                                                      522,900            3,884,000
WPP Group, PLC                                                                   1,005,500            4,603,000
Wace Group, PLC                                                                    666,200              346,000
Williams, PLC                                                                      111,466              659,000
                                                                                            --------------------
  Total United Kingdom                                                                              155,318,000
                                                                                            --------------------

UNITED STATES - 15.80%
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 2.48%
Cho Hung Bank GDR                                                                  170,000              629,000
Dairy Farm International                                                           908,000              717,000
GP Batteries International, Limited                                                137,000              401,000
Kookmin Band GDR                                                                    50,000              310,000
Jardine Matheson Holding, Limited                                                  871,000            5,574,000
Jardine Strategic                                                                1,606,000            5,139,000
New Holland NV                                                                      79,700            2,266,000
Nova Corporation                                                                   150,000            1,350,000
Stolt-Nielsen SA, "B"                                                               38,000            1,007,000
Telmex ADR                                                                          35,000            1,514,000
                                                                                            --------------------
  Total Foreign Securities Denominated in U.S. Dollars                                               18,907,000
                                                                                            --------------------

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS (Note A) - 5.83%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.09%
  Discount Note, 5.189%, Due 11/7/1997                                               2,895            2,892,000
  Discount Note, 5.192%, Due 11/31/1997                                              1,505            1,502,000
  Discount Note, 5.198%, Due 11/21/1997                                              1,710            1,705,000
  Discount Note, 5,198%, Due 11/28/1997                                              1,400            1,394,000
  Discount Note, 5.205%, Due 12/1/1997                                               6,600            6,569,000
  Discount Note, 5.206%, Due 12/3/1997                                               4,225            4,204,000
  Discount Note, 5.208%, Due 12/5/1997                                               5,290            5,262,000
                                                                                            --------------------
    Total Federal Home Loan Mortgage Corporation                                                     23,528,000
                                                                                            --------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.99%
  5.196%, Due 11/17/1997                                                               855              853,000
  5.19%, Due 1/18/1998                                                               2,000            1,898,000
  5.234%, Due 1/15/1998                                                              3,769            3,725,000
  5.25%, Due 3/25/1998                                                               1,000              999,000
                                                                                            --------------------
    Total Federal National Mortgage Association                                                       7,575,000
                                                                                            --------------------

U.S. TREASURY BILLS - 1.75%
  4.805%, Due 12/26/1997                                                               255              253,000
  4.88%, Due 1/2/1998                                                                6,290            6,236,000
  4.925%, Due 1/8/1998                                                               2,468            2,445,000
  4,96%, Due 1/15/1998                                                                 116              115,000
  4.98%, Due 1/22/1998                                                               2,175            2,150,000
  5.05%, Due 1/29/1998                                                               2,115            2,088,000
                                                                                            --------------------
    Total U.S. Treasury Bills                                                                        13,287,000
                                                                                            --------------------
Total United States Government and Agency Obligations                                                44,390,000
                                                                                            --------------------

AMS INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1997
================================================================================

                                                                 Shares                  Value
                                                         --------------------    --------------------
SHORT TERM INVESTMENTS - 7.49%
AMR Investments Strategic Cash Business Trust                          47,053              47,053,000
E I Dupont de Nemours, CP, Due 11/7/1997                               10,000               9,989,000
                                                                                 --------------------
    Total Short Term Investments                                                           57,042,000
                                                                                 --------------------
  Total United States                                                                     120,339,000
                                                                                 --------------------

TOTAL INVESTMENTS - 101.66% (Cost $664,005,000)                                           774,331,000
                                                                                 --------------------

LIABILITIES, NET OF OTHER ASSETS - (1.66%)                                                (12,658,000)
                                                                                 --------------------

TOTAL NET ASSETS - 100%                                                            $      761,673,000
                                                                                 ====================

Based on the cost of investments of $664,338,000 for federal income tax purposes at October 31, 1997, the aggregate gross unrealized appreciation was $142,497,000, the aggregate gross unrealized depreciation was $32,504,000, and the net unrealized appreciation of investments was $109,993,000.

(A) Rates associated with United States Government Bonds represent yield to maturity from time of purchase.

(B) Rates associated with short-term investments represent yield to maturity or yield to next reset date.

ABBREVIATIONS:

AB - Company (Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
BR - Bearer (Spain, Switzerland)
CG - Company General (France)
CP - Commercial Paper (United States)
GDR - Global Depository Receipt (United States)
NPV - No Par Value (Belgium)
NV - Company (Netherlands, United States)
OY - Company (Finland)
PLC - Public Limited Corporation (United Kingdom)
SA - Company (Belgium, France, Mexico, Spain, Switzerland, United States) SPA - Company (Italy)

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Industry Diversification
October 31, 1997
--------------------------------------------------------------------------------

                                                                        Percent of
                                                                        Net Assets
                                                                       ------------
Basic Industry..........................................................  29.56%
Capital Goods...........................................................  10.53%
Consumer Goods & Services...............................................  21.79%
Energy..................................................................   5.65%
Financing, Insurance & Real Estate......................................  16.22%
Transportation..........................................................   0.51%
Utilities...............................................................   4.00%
Short-Term Investments..................................................   9.20%
Other Assets/Liabilities................................................  (2.54%)
                                                                        ---------
                       Net Assets....................................... 100.00%
                                                                        =========